UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4803

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/28/2013

Item 1. Reports to Stockholders.

3	31	2013

SEMIANNUAL REPORT

Oppenheimer Rochester Limited Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/28/13*

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	1.51%	–0.78%	0.96%
1-Year	5.73	3.35	5.25
5-Year	5.04	4.57	6.10
10-Year	5.24	5.00	5.01

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester Limited Term Municipal Fund, from Oppenheimer Limited Term Municipal Fund, on January 28, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*March 28, 2013, was the last business day of the Fund’s reporting period. Index returns are calculated through March 31, 2013.

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Fund Performance Discussion

The Fund’s Class A shares produced a cumulative total return of 1.51% (without sales charge) for the 6 months ended March 28, 2013, the last business day of the reporting period. By comparison, the 6-month total return of the Fund’s benchmark, the Barclays Municipal Bond Index, was 0.96%. Despite a challenging interest-rate environment this reporting period, the Fund generated a tax-free yield of 3.58% at net asset value, based on the 35-day accrual period ended March 26, 2013.

MARKET OVERVIEW

Economic growth remained sluggish during this reporting period, and bond prices were generally lower at the end of the reporting period than they were at the outset. When these conditions exist, opportunistic buyers are often able to benefit from rising yields.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of March 28, 2013, the average yield on 30-year, AAA-rated muni bonds was 3.19%, up 24 basis points from

September 28, 2012, the last business day of the Fund’s 2012 fiscal year. On March 28, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.96%, up 22 basis points from the September 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, up 3 basis points from the September 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.58%
Dividend Yield with sales charge	3.50
Standardized Yield	2.83
Taxable Equivalent Yield	5.00
Last distribution (3/26/13)	$0.045
Total distributions (10/01/12 to 3/31/13)	$0.278

Endnotes for this discussion begin on page 11 of this report

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	3

The Federal Reserve (the “Fed”) continued to provide good news for current muni bondholders this reporting period. The Fed Funds target rate, the short-term interest rate it controls, remained at zero to 0.25% throughout this reporting period.

In December 2012, the Fed linked the timeframe for any rate changes to the unemployment rate. Rates will not move until unemployment is below 6.5%, the Fed announced, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

At a March 20, 2013 press conference, Federal Reserve Chairman Ben S. Bernanke discussed the Fed’s thinking: “We’re not measuring success in terms of the stock market. We’re measuring success in terms of our mandate, which is stable employment and price stability.”

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield at NAV in Lipper’s Short-Intermediate Municipal Debt Funds category was 1.46% at the end of this reporting period. At 3.58%, the distribution yield at NAV for this Fund’s Class A shares was 212 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term Municipal Fund held more than 1,600 securities at the end of this reporting period. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The ongoing, low-interest-rate environment continued to pressure the Class A dividend, which was lowered to 4.5 cents per share, from 4.9 cents per share, beginning with the December 2012 payout.

During this reporting period, refundings became increasingly common, which heightened dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that muni fund dividends industry wide will continue to be similarly pressured.

4	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Despite this pressure, the Fund’s Class A shares generated a distribution yield of 3.58% at net asset value (NAV), based on the dividend payment made March 26, 2013. At 3.58%, this distribution yield was 212 points higher than the average distribution yield in Lipper’s Short-Intermediate Municipal Debt Funds category, which was 1.46% at month’s end. The Fund also outperformed the average distribution yield in Lipper’s longer-term General and Insured Municipal Debt Funds category, which it exceeded by 67 basis points. These results once again demonstrated the value of using a yield-driven investing approach for all of our funds, including this “maturity managed” product.

The Fund was invested in the hospital/healthcare sector, representing 14.5% of the Fund’s total assets at the end of this reporting period. Our holdings in this sector include securities across the credit spectrum. At the outset of this reporting period – and especially during campaign events and televised debates – the Affordable Care Act of 2010 remained a highly contested topic. While some people applauded the Supreme Court’s ruling to uphold the Act’s “individual mandate,” others argued that Congress should override the legislation. After Election Day, those in favor of revisiting the healthcare debate were largely silenced.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 12.2% of the Fund’s net assets as of March 28, 2013. The Fund’s holdings, some of which are insured, come from many different sectors and include general obligation (G.O.) debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

The Fund’s holdings also included many sales tax revenue bonds that were issued in Puerto Rico. In all, this sector represented 4.9% of the Fund’s total assets at the end of this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced (and will likely experience) and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, for example, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods. This Fund’s holdings in this sector as of March 28, 2013, also included bonds issued by California, whose voters approved a sales tax increase in November 2012.

Also in November, Alejandro Garcia Padilla was elected Governor of the Commonwealth. During the latter half of this reporting period, Gov. Padilla continued many of the positive fiscal management policies of his predecessor, Luis Fortuño. He agreed to privatize the island’s main airport, proposed aggressive pension reform and announced plans to raise taxes.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	5

The Rochester portfolio management team

Even before Gov. Padilla’s inauguration, however, Moody’s Investors Service had made a new assessment of the creditworthiness of Puerto Rico’s revenue-backed debt, lowering the ratings on those securities to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did Standard & Poor’s and Fitch Ratings, the other national credit ratings agencies. Late in this reporting period, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority, a decision that we believe is at odds with the authority’s current and projected financial health. Other revenue-backed bonds continued to hold investment-grade ratings from S&P. Fitch maintained its investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 10.9% of the Fund’s total assets at the end of this reporting period and contributed positively to Fund performance. Late in 2012, tobacco manufacturers that had been withholding a portion of their MSA payments since 2005 announced an agreement in principle to release $1.5 billion from escrow over the next 5 years. In other positive news for the tobacco sector, the rate of decline for cigarette consumption in 2012 was the lowest this rate has been in 6 years. The rate of decline was also less than the rate that was baked into the assumptions used to draft the MSA in 1998.

6	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

The Rochester credit research team

We like that “tobacco bonds” can provide tax-exempt income for investors, as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe it is likely that we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

G.O. debt backed by the full faith and taxing authority of state and local governments comprised 10.8% of the Fund’s total assets at the end of this reporting period. The Fund’s holdings include bonds issued by the Commonwealth of Puerto Rico and many state and local municipalities. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

The Fund’s holdings in municipal bonds issued by utilities represented 9.3% of total assets at the end of this reporting period. As of March 28, 2013, this set of holdings included electric utilities with 3.6% of the Fund’s total assets, sewer utilities with 2.3%, water utilities with 2.2% and gas utilities with 1.2%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	7

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. At the end of the reporting period, 8.4% of the Fund’s total assets were invested in securities in the marine/aviation facilities sector.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 5.4% of the Fund’s total assets as of March 28, 2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented 4.2% and 2.2% of the Fund’s total assets, respectively. Despite the ongoing difficulties in the national housing market, these securities continued to provide competitive levels of tax-free income this reporting period. We continue to believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in the housing sectors.

During this reporting period, the Fund maintained a small investment (less than 2%) in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in this Fund’s portfolio.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less

8	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of the end of this reporting period, market movements and/or ratings changes of municipal bonds caused the Fund’s below-investment-grade bonds to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	9

Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	14.5%
Tobacco-Master Settlement Agreement	10.9
General Obligation	10.8
Marine/Aviation Facilities	8.4
Municipal Leases	5.4
Sales Tax Revenue	4.9
Multifamily Housing	4.2
Government Appropriation	4.0
Electric Utilities	3.6
Diversified Financial Services	2.9

Portfolio holdings are subject to change. Percentages are as of March 28, 2013, and are based on total assets. March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	2.2%	0.0%	2.2%
AA	20.4	0.0	20.4
A	36.5	0.1	36.6
BBB	30.5	4.5	35.0
BB or lower	5.2	0.6	5.8
Total	94.8%	5.2%	100.0%

The percentages above are based on the market value of the securities as of March 28, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 3/28/13
	Without Sales Chg.	With Sales Chg.
Class A	3.58%	3.50%
Class B	2.64	N/A
Class C	2.72	N/A
Class Y	3.86	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 3/31/13		As of 3/31/13
Class A	2.83%	Class A	5.00%
Class B	2.07	Class B	3.66
Class C	2.13	Class C	3.76
Class Y	3.15	Class Y	5.57

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	1.51%	5.73%	5.04%	5.24%	5.91%
Class B (OIMBX)	9/11/95	1.16	4.95	4.18	4.76	4.85
Class C (OITCX)	12/1/93	1.20	4.96	4.26	4.46	4.21
Class Y (OPIYX)	1/31/11	1.70	6.07	N/A	N/A	8.52

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/28/13
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	–0.78%	3.35%	4.57%	5.00%	5.82%
Class B (OIMBX)	9/11/95	–2.83	0.95	4.01	4.76	4.85
Class C (OITCX)	12/1/93	0.20	3.96	4.26	4.46	4.21
Class Y (OPIYX)	1/31/11	1.70	6.07	N/A	N/A	8.52

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	11

individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

The Fund’s performance is compared to the performance of that of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.045 for 35-day accrual period ended March 26, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 26, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0331, $0.0340 and $0.0485, respectively, for the 35-day accrual period ended March 26, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short-Intermediate Municipal Debt Funds category is based on 47 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient

12	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	13

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Fund Expenses  Continued

Actual	Beginning Account Value October 1, 2012	Ending Account Value March 28, 2013	Expenses Paid During 6 Months Ended March 28, 2013
Class A	$1,000.00	$1,015.10	$3.66
Class B	1,000.00	1,011.60	7.72
Class C	1,000.00	1,012.00	7.43
Class Y	1,000.00	1,017.00	2.43

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.89	3.67
Class B	1,000.00	1,016.87	7.74
Class C	1,000.00	1,017.16	7.45
Class Y	1,000.00	1,022.12	2.43

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 28, 2013 are as follows:

Class	Expense Ratios
Class A	0.74%
Class B	1.56
Class C	1.50
Class Y	0.49

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	15

STATEMENT OF INVESTMENTS    March 28, 2013* / (Unaudited)

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Municipal Bonds and Notes—100.2%
Alabama—1.2%
$ 145,000	Bayou La Batre, AL Utilities Board (Water & Sewer)	5.750%	03/01/2027	04/28/2013	A	$145,193
40,000	Bessemer, AL GO	6.250	02/01/2024	04/28/2013	A	40,096
80,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)[1]	5.625	05/15/2017	04/28/2013	A	80,185
155,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)[1]	6.000	05/15/2019	04/28/2013	A	155,335
3,180,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)[1]	7.250	04/01/2015	04/28/2013	A	3,192,402
2,290,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)	5.250	11/15/2020	11/15/2015	A	2,474,093
65,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.000	12/01/2021	02/01/2021	B	62,200
855,000	Butler, AL Industrial Devel. Board (Georgia-Pacific Corp.)[1]	5.750	09/01/2028	09/01/2014	A	900,734
160,000	Courtland, AL Industrial Devel. Board (Champion International Corp.)	6.000	08/01/2029	04/28/2013	A	161,000
2,000,000	Courtland, AL Industrial Devel. Board (International Paper Company)[1]	5.000	11/01/2013	11/01/2013		2,050,140
3,280,000	Courtland, AL Industrial Devel. Board (International Paper Company)[1]	5.800	05/01/2022	05/01/2013	A	3,326,445
9,000,000	Courtland, AL Industrial Devel. Board (International Paper Company)[1]	6.250	08/01/2025	08/01/2013	A	9,153,630
200,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	7.000	02/01/2036	02/01/2019	A	219,818
3,975,000	Fairfield, AL GO	6.000	06/01/2031	12/11/2021	A	4,375,481
7,470,000	Huntsville, AL Health Care Authority, Series A1	5.500	06/01/2025	06/01/2020	A	8,618,662
100,000	Jefferson County, AL Limited Obligation School Warrant[1]	4.750	01/01/2025	01/01/2014	A	101,387
345,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.000	01/01/2024	01/01/2014	A	349,785
7,720,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2018	01/01/2014	A	7,827,076
4,725,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	01/01/2014	A	4,790,536
460,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	01/01/2014	A	466,380
8,110,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	01/01/2014	A	8,222,486
2,095,000	Jefferson County, AL Sewer[1]	5.250	02/01/2014	08/01/2013	A	2,106,900
2,485,000	Jefferson County, AL Sewer[1]	5.250	02/01/2015	08/01/2013	A	2,499,761

16	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Alabama Continued
$ 9,840,000	Jefferson County, AL Sewer[1]	5.250%	02/01/2016	08/01/2013	A	$9,883,493
290,000	Jefferson County, AL Sewer	5.625	02/01/2022	07/18/2021	B	222,665
50,000	Mobile, AL Limited Obligation Tax	5.500	02/15/2023	04/28/2013	A	50,600
130,000	New Hope, AL Water & Sewer[1]	5.000	07/01/2022	07/01/2013	A	130,576
115,000	Satsuma, AL Waterworks & Sewer Board[1]	6.000	07/01/2025	04/28/2013	A	115,217
500,000	Selma, AL Industrial Devel. Board (International Paper Company)[1]	6.700	03/01/2024	04/28/2013	A	502,265
25,000	Spring Hill College, AL Educational Building Authority (Spring Hill College)	5.200	09/01/2023	03/27/2022	B	24,900
						72,249,441
Alaska—0.2%
10,000	AK Industrial Devel. & Export Authority (Lake Dorothy Hydroelectric)	5.250	12/01/2021	04/28/2013	A	10,062
500,000	AK Industrial Devel. & Export Authority (Snettisham)	5.500	01/01/2017	04/28/2013	A	501,315
890,000	AK Industrial Devel. & Export Authority (Snettisham)	6.000	01/01/2015	04/28/2013	A	893,088
30,000	AK International Airports[1]	5.000	10/01/2024	04/28/2013	A	30,098
1,835,000	AK International Airports[1]	5.500	10/01/2016	10/01/2013	A	1,883,261
5,740,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	4.625	06/01/2023	06/01/2014	A	5,760,836
						9,078,660
Arizona—2.0%
3,470,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2022	01/01/2018	A	3,908,226
3,635,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2023	01/01/2018	A	4,068,728
4,220,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2024	01/01/2018	A	4,694,370
4,380,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2025	01/01/2018	A	4,848,485
4,540,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2026	01/01/2018	A	5,001,037
7,360,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2027	01/01/2018	A	8,071,197
7,670,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2028	01/01/2018	A	8,393,281
6,995,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2030	01/01/2018	A	7,615,596
15,000,000	Glendale, AZ Western Loop Public Facilities[1]	6.250	07/01/2038	01/01/2014	A	15,689,100
1,000,000	Glendale, AZ Western Loop Public Facilities[1]	7.000	07/01/2028	01/01/2014	A	1,051,380
12,500,000	Glendale, AZ Western Loop Public Facilities[1]	7.000	07/01/2033	01/01/2014	A	13,142,250
1,375,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)	6.750	10/01/2031	04/28/2013	A	1,375,564

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Arizona Continued
$ 2,815,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250%	08/01/2031	08/01/2018	A	$3,046,562
1,320,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)	7.750	07/01/2021	07/01/2013	A	1,340,394
1,365,000	Litchfield Park, AZ Community Facility District	6.375	07/15/2026	04/28/2013	A	1,365,573
370,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.000	01/01/2014	10/03/2013	B	366,966
1,095,000	Maricopa County, AZ IDA (DHlth/BMH/CHSB Obligated Group)[1]	5.250	07/01/2032	07/01/2017	A	1,192,981
75,000	Maricopa County, AZ IDA (Phoenix West Prison)[1]	5.000	07/01/2016	07/01/2013	A	75,438
7,000,000	Maricopa County, AZ Pollution Control Corp. (Public Service Company of New Mexico)[1]	5.200	06/01/2043	06/01/2020	C	8,060,360
3,530,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.000	05/01/2013	05/01/2013		3,547,827
875,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.500	11/01/2017	11/01/2017		721,131
30,000	Pima County, AZ IDA (International Studies Academy)	6.750	07/01/2031	07/01/2013	A	30,062
10,350,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	5.750	09/01/2029	01/12/2015	A	10,919,561
2,270,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.450	12/01/2017	01/11/2016	B	2,365,000
5,115,000	Scottsdale, AZ IDA (SHH/SHC/SHRC/SCIC Obligated Group)[1]	5.250	09/01/2030	09/01/2013	A	5,146,662
260,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.250	07/01/2038	07/01/2014	A	266,685
1,750,000	Verrado, AZ Community Facilities District No. 1	6.500	07/15/2027	07/15/2013	A	1,753,343
1,650,000	Yavapai County, AZ IDA (Yavapai Regional Medical Center)	6.000	08/01/2033	08/01/2013	A	1,677,291
						119,735,050
Arkansas—0.0%
165,000	AR Devel. Finance Authority (Madison Industrial Devel./Community Living Obligated Group)[1]	5.800	12/01/2020	04/28/2013	A	165,460
45,000	AR Devel. Finance Authority (Single Family Mtg.)[1]	5.125	07/01/2024	07/01/2013	A	45,221
255,000	AR Devel. Finance Authority (Single Family Mtg.)[1]	5.625	01/01/2035	01/01/2016	A	267,388
						478,069

18	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California—16.0%
$ 2,500,000	Alameda, CA Corridor Transportation Authority[1]	5.400%	10/01/2024	10/01/2017	A	$2,783,250
1,300,000	Alameda, CA Corridor Transportation Authority[1]	5.450	10/01/2025	10/01/2017	A	1,442,922
3,000,000	Antelope Valley, CA Healthcare District[1]	5.200	01/01/2020	04/28/2013	A	3,008,760
4,350,000	Antelope Valley, CA Healthcare District	5.250	09/01/2017	09/01/2013	A	4,442,307
3,160,000	Antelope Valley, CA Union High School District[1]	5.000	08/01/2023	08/01/2022	A	3,777,496
3,440,000	Antelope Valley, CA Union High School District[1]	5.000	08/01/2024	08/01/2022	A	4,072,754
3,735,000	Antelope Valley, CA Union High School District[1]	5.000	08/01/2025	08/01/2022	A	4,420,335
6,055,000	Antelope Valley, CA Union High School District[1]	5.000	08/01/2026	08/01/2022	A	7,047,293
4,180,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2022	04/28/2013	A	4,241,321
3,000,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2027	04/28/2013	A	3,044,010
2,365,000	Apple Valley, CA Public Financing Authority (Town Hall Annex)[1]	5.000	09/01/2027	09/01/2017	A	2,549,612
1,215,000	Berkeley, CA Joint Powers Financing Authority[1]	5.000	10/01/2023	10/01/2022	A	1,437,345
425,000	CA Communities Transportation Revenue COP[1]	5.000	06/01/2020	06/01/2020		492,686
145,000	CA Communities Transportation Revenue COP[1]	5.000	06/01/2021	06/01/2021		168,861
470,000	CA Communities Transportation Revenue COP[1]	5.000	06/01/2022	06/01/2022		548,335
395,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000	06/01/2026	11/09/2016	B	394,593
15,570,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250	06/01/2021	07/30/2017	A	15,751,391
8,570,000	CA County Tobacco Securitization Agency (TASC)[1]	5.450	06/01/2028	09/14/2024	B	8,421,825
2,455,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500	06/01/2033	04/28/2013	A	2,464,501
3,095,000	CA County Tobacco Securitization Agency (TASC)[1]	5.600	06/01/2036	01/23/2030	B	3,008,680
3,755,000	CA County Tobacco Securitization Agency (TASC)[1]	5.625	06/01/2023	04/28/2013	A	3,765,814
3,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650	06/01/2041	07/16/2034	B	2,792,490
5,690,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	04/28/2013	A	5,846,361
9,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2027	04/28/2013	A	9,002,160

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 2,505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875%	06/01/2043	04/28/2013	A	$2,505,000
4,450,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2029	06/01/2013	A	4,449,644
135,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	06/18/2027	B	134,876
9,475,000	CA Dept. of Veterans Affairs Home Purchase[1]	4.900	12/01/2022	12/01/2016	A	10,200,690
490,000	CA GO1	5.000	02/01/2019	04/28/2013	A	491,891
6,955,000	CA GO1	5.000	02/01/2025	02/01/2022	A	8,135,124
2,500,000	CA GO1	5.000	09/01/2025	09/01/2018	A	2,884,150
7,975,000	CA GO1	5.000	02/01/2026	02/01/2022	A	9,234,173
2,500,000	CA GO1	5.000	09/01/2026	09/01/2018	A	2,870,550
3,000,000	CA GO1	5.000	09/01/2027	09/01/2018	A	3,451,470
15,000,000	CA GO1	5.250	10/01/2025	10/01/2021	A	17,880,300
10,430,000	CA GO1	5.250	10/01/2026	10/01/2021	A	12,330,972
175,000	CA GO1	5.250	02/01/2030	04/28/2013	A	175,642
2,400,000	CA GO1	5.375	06/01/2026	06/01/2013	A	2,420,688
3,620,000	CA GO1	6.500	04/01/2033	04/01/2019	A	4,490,429
4,795,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500	06/01/2027	09/08/2018	B	4,624,106
10,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2021	04/28/2013	A	10,056,700
8,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2029	04/28/2013	A	8,068,880
9,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2030	06/01/2013	A	9,057,150
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2033	08/19/2028	B	2,322,700
5,765,000	CA Health Facilities Financing Authority (CHW)[1]	5.250	03/01/2024	03/01/2016	A	6,370,671
2,220,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)[1]	5.125	07/01/2018	04/28/2013	A	2,224,174
300,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)	5.750	07/01/2015	04/28/2013	A	300,888
1,450,000	CA Health Facilities Financing Authority (Scripps Health)[1]	5.000	11/15/2026	11/15/2021	A	1,699,821
50,000,000	CA Health Facilities Financing Authority (Stanford Hospital)[2]	5.750	11/15/2031	11/15/2031		60,855,000
540,000	CA HFA (Home Mtg.)[1]	4.100	02/01/2015	02/01/2015		552,263
150,000	CA HFA (Home Mtg.)[1]	4.125	02/01/2015	02/01/2015		152,933

20	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 780,000	CA HFA (Home Mtg.)[1]	4.150%	02/01/2016	02/01/2016		$802,901
175,000	CA HFA (Home Mtg.)[1]	4.300	02/01/2016	02/01/2016		182,546
415,000	CA HFA (Home Mtg.)[1]	4.350	08/01/2017	02/01/2017	A	425,952
3,410,000	CA HFA (Home Mtg.)[1]	4.550	08/01/2021	02/01/2016	A	3,458,354
660,000	CA HFA (Home Mtg.)[1]	4.550	08/01/2021	02/01/2016	A	669,359
1,180,000	CA HFA (Home Mtg.)[1]	4.625	02/01/2016	02/01/2016		1,216,792
2,000,000	CA HFA (Home Mtg.)[1]	4.625	08/01/2016	08/01/2016		2,095,900
5,145,000	CA HFA (Home Mtg.)[1]	4.625	08/01/2026	05/14/2024	B	5,094,219
205,000	CA HFA (Home Mtg.)[1]	4.650	08/01/2022	02/01/2017	A	207,542
4,135,000	CA HFA (Home Mtg.)[1]	4.700	08/01/2026	02/01/2016	A	4,149,059
19,770,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2023	02/01/2017	A	20,173,901
8,000,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2026	02/01/2016	A	8,181,280
8,785,000	CA HFA (Home Mtg.)[1]	5.000	02/01/2042	01/15/2014	A	9,149,753
1,410,000	CA HFA (Home Mtg.)[1]	5.300	08/01/2023	08/01/2017	A	1,461,550
3,000,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2028	08/01/2017	A	3,117,900
50,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	02/01/2018	A	51,018
715,000	CA HFA (Home Mtg.)	5.500	02/01/2042	02/01/2016	A	725,082
9,915,000	CA HFA (Home Mtg.)[1]	5.500	08/01/2042	09/01/2013	A	10,346,203
115,000	CA HFA (Multifamily Hsg.)[1]	5.950	08/01/2028	04/28/2013	A	115,098
3,775,000	CA HFA (Multifamily Hsg.)[1]	6.000	02/01/2038	04/28/2013	A	3,903,577
4,845,000	CA HFA (Multifamily Hsg.), Series A1	5.200	08/01/2022	04/28/2013	A	4,908,324
12,990,000	CA HFA (Multifamily Hsg.), Series B1	5.400	08/01/2028	04/28/2013	A	13,352,161
2,000,000	CA HFA, Series A1	4.850	08/01/2026	08/01/2015	A	2,024,640
285,000	CA HFA, Series B1	4.800	02/01/2023	11/03/2021	B	284,649
1,495,000	CA HFA, Series C1	5.750	08/01/2030	08/01/2014	A	1,564,413
14,205,000	CA Public Works[1]	5.000	04/01/2025	04/01/2022	A	16,300,095
13,000,000	CA Public Works[1]	5.000	04/01/2026	04/01/2022	A	14,753,440
10,065,000	CA Public Works[1]	5.375	03/01/2023	03/01/2020	A	11,803,527
3,000,000	CA Public Works[1]	5.375	03/01/2024	03/01/2020	A	3,474,360
3,475,000	CA Public Works[1]	6.625	11/01/2034	05/02/2019	A	3,786,569
4,165,000	CA Public Works (California State Prisons)[1]	5.250	10/01/2022	10/01/2021	A	5,043,982
4,000,000	CA Public Works (California State Prisons)[1]	5.250	10/01/2023	10/01/2021	A	4,777,480
2,870,000	CA Public Works (California State Prisons)[1]	5.250	10/01/2025	10/01/2021	A	3,319,069
5,215,000	CA Public Works (Dept. of Corrections & Rehabilitations)[1]	5.000	06/01/2022	06/01/2022		6,300,659
8,420,000	CA Public Works (Dept. of Corrections & Rehabilitations)[1]	5.000	06/01/2027	06/01/2022	A	9,505,675

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 4,500,000	CA Public Works (Dept. of General Services)[1]	5.000%	12/01/2027	04/28/2013	A	$4,512,645
25,000	CA Public Works (Dept. of General Services)[1]	5.250	03/01/2015	04/28/2013	A	25,100
1,500,000	CA Public Works (Dept. of General Services)[1]	6.125	04/01/2028	04/01/2019	A	1,824,480
2,500,000	CA Public Works (Dept. of Mental Health)[1]	5.000	06/01/2024	06/01/2014	A	2,629,775
625,000	CA Public Works (Judicial Council)[1]	5.000	03/01/2025	03/01/2023	A	725,481
625,000	CA Public Works (Judicial Council)[1]	5.000	03/01/2026	03/01/2023	A	716,681
750,000	CA Public Works (Judicial Council)[1]	5.000	03/01/2027	03/01/2023	A	853,403
1,000,000	CA Public Works (Judicial Council)[1]	5.000	03/01/2028	03/01/2023	A	1,128,860
2,000,000	CA Public Works (Judicial Council)[1]	5.000	03/01/2029	03/01/2023	A	2,239,860
7,000,000	CA Public Works (Judicial Council)[1]	5.250	12/01/2025	12/01/2021	A	8,107,960
2,000,000	CA Public Works (Judicial Council)[1]	5.250	12/01/2026	12/01/2021	A	2,296,420
7,800,000	CA Public Works (Various Capital Projects)[1]	5.000	04/01/2024	04/01/2022	A	9,112,584
3,075,000	CA Public Works (Various Capital Projects)[1]	5.000	04/01/2027	04/01/2022	A	3,465,464
3,000,000	CA Public Works (Various Capital Projects)[1]	5.250	10/01/2022	10/01/2021	A	3,633,120
5,500,000	CA Public Works (Various Capital Projects)[1]	5.250	10/01/2023	10/01/2021	A	6,569,035
3,055,000	CA Public Works (Various Capital Projects)[1]	5.250	10/01/2024	10/01/2021	A	3,594,635
3,280,000	CA Public Works (Various Capital Projects)[1]	5.250	10/01/2025	10/01/2021	A	3,793,222
4,370,000	CA Public Works (Various Capital Projects)[1]	5.250	10/01/2026	10/01/2021	A	5,008,107
70,000	CA Public Works (Various Community Colleges)[1]	5.200	09/01/2017	04/28/2013	A	70,269
600,000	CA Public Works (Various Community Colleges)[1]	5.750	10/01/2030	10/01/2019	A	698,244
2,340,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	2,615,746
310,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	07/24/2016	B	305,948
10,000	CA Veterans GO, Series BZ1	5.350	12/01/2021	04/28/2013	A	10,018
220,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500	10/01/2036	10/01/2019	A	257,349
350,000	Chico, CA Public Financing Authority[1]	5.000	04/01/2019	04/28/2013	A	350,963
3,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000	12/01/2027	12/01/2015	A	3,228,690

22	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

California Continued
$ 2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000%		12/01/2027	12/01/2015	A	$2,152,460
3,165,000	Clovis, CA Public Financing Authority[1]	5.000		03/01/2027	04/28/2013	A	3,241,720
430,000	Compton, CA Community College District[1]	5.000		07/01/2018	07/01/2018		487,521
1,435,000	Compton, CA Community College District[1]	5.000		07/01/2019	07/01/2019		1,631,782
500,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)[1]	5.125		08/01/2019	09/05/2017	B	491,085
2,685,000	Corona, CA COP (Clearwater Cogeneration)[1]	5.000		09/01/2031	09/01/2013	A	2,759,133
2,295,000	Corona, CA Redevel. Agency Tax Allocation	5.000		09/01/2023	09/01/2014	A	2,418,242
3,865,000	Delano, CA Financing Authority (Police Station)[1]	5.000		12/01/2025	12/01/2020	A	4,381,635
5,985,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.000		11/01/2021	12/06/2017	A	6,944,336
8,000,000	El Dorado, CA Irrigation District COP[1]	5.750		08/01/2039	08/01/2014	A	8,470,160
40,000	El Paso De Robles, CA Redevel. Agency (Paso Robles Redevel.)	4.800		07/01/2014	04/28/2013	A	40,029
2,000,000	Elk Grove, CA Unified School District Special Tax	6.500		12/01/2024	03/03/2022	B	2,479,560
2,245,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.000		10/01/2022	10/01/2015	A	2,430,482
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500		09/01/2032	04/28/2013	A	2,546,575
8,000,000	Fontana, CA Special Tax Community Facilities District No. 2-A1	5.250		09/01/2017	09/01/2013	A	8,101,440
150,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.483	[3]	01/15/2017	04/28/2013	A	121,545
2,000,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.850		01/15/2023	01/15/2014	A	2,057,000
5,300,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.875		01/15/2026	01/15/2014	A	5,449,566
750,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.875		01/15/2026	01/15/2014	A	770,445
490,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.875		01/15/2027	01/15/2014	A	503,357
9,000,000	Fresno, CA Airport[1]	5.800		07/01/2030	04/28/2013	A	9,033,930
315,000	Fresno, CA Joint Powers Financing Authority[1]	5.500		06/01/2015	04/28/2013	A	316,386
125,000	Fresno, CA Joint Powers Financing Authority (Exhibit Hall Expansion)[1]	4.750		09/01/2018	04/28/2013	A	125,065
4,790,000	Fullerton, CA Public Financing Authority[1]	5.000		09/01/2022	09/01/2015	A	5,173,679

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 4,785,000	Fullerton, CA Public Financing Authority[1]	5.000%	09/01/2023	09/01/2015	A	$5,168,279
2,000,000	Glendale, CA Redevel. Agency Tax Allocation[1]	5.500	12/01/2024	12/01/2016	A	2,099,720
2,750,000	Huntington Park, CA Pulic Financing Authority[1]	5.000	09/01/2022	09/01/2014	A	2,968,185
20,000	Lake Elsinore, CA Unified School District COP[1]	4.750	02/01/2020	04/28/2013	A	20,021
25,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village Assessment District 03-1)	5.800	09/02/2018	03/02/2014	A	25,577
1,000,000	Los Angeles County, CA Public Works Financing Authority	5.000	09/01/2024	09/01/2016	A	1,069,830
1,000,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)[1]	5.000	08/01/2023	08/01/2022	A	1,205,980
1,000,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)[1]	5.000	08/01/2024	08/01/2022	A	1,191,120
1,250,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)[1]	5.000	08/01/2025	08/01/2022	A	1,471,475
1,500,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)[1]	5.000	08/01/2026	08/01/2022	A	1,750,620
1,000,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)[1]	5.000	08/01/2027	08/01/2022	A	1,156,820
3,140,000	Los Angeles, CA Community Redevel. Agency (Bunker Hill)[1]	5.000	12/01/2021	12/01/2014	A	3,358,073
1,930,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)[1]	5.000	05/15/2023	05/15/2016	A	2,124,505
2,250,000	Los Angeles, CA Dept. of Water & Power[1]	5.000	07/01/2019	07/01/2013	A	2,278,080
4,015,000	Los Angeles, CA Multifamily Hsg. (LA Colorado Terrace)[1]	5.200	11/20/2032	05/20/2013	A	4,237,913
7,060,000	Los Angeles, CA Municipal Improvement Corp.[1]	5.000	03/01/2022	03/01/2022		8,480,190
175,000	Los Angeles, CA Parking System[1]	5.250	05/01/2020	05/01/2013	A	175,681
100,000	Los Angeles, CA State Building Authority	5.300	10/01/2014	04/28/2013	A	100,413
6,750,000	Los Angeles, CA Unified School District COP[1]	5.000	10/01/2024	10/01/2022	A	7,779,308
7,905,000	Los Angeles, CA Unified School District COP[1]	5.000	10/01/2026	10/01/2022	A	8,932,097
8,300,000	Los Angeles, CA Unified School District COP[1]	5.000	10/01/2027	10/01/2022	A	9,292,431
2,000,000	Los Angeles, CA Unified School District COP (Headquarters Building)[1]	5.000	10/01/2022	10/01/2022		2,369,660

24	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

California Continued
$ 7,795,000	Los Angeles, CA Unified School District COP (Headquarters Building)[1]	5.000%		10/01/2023	10/01/2022	A	$9,111,498
155,000	Maywood, CA Public Financing Authority	7.000		09/01/2028	09/01/2013	A	155,299
3,820,000	Montclair, CA Redevel. Agency Tax Allocation[1]	5.300		10/01/2030	04/28/2013	A	3,825,921
8,715,000	Montebello, CA COP[1]	5.375		11/01/2026	04/28/2013	A	8,728,247
1,000,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2003-2	5.950		09/01/2034	09/01/2013	A	1,007,610
2,065,000	Mountain House, CA Public Financing Authority Utility System[1]	5.000		12/01/2032	12/01/2017	A	2,171,926
3,955,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000		09/01/2020	09/01/2020		4,636,091
4,155,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000		09/01/2021	09/01/2021		4,873,483
2,360,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000		09/01/2022	09/01/2022		2,769,932
4,545,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000		09/01/2023	09/01/2022	A	5,275,018
1,080,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000		09/01/2024	09/01/2022	A	1,242,950
1,080,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000		09/01/2025	09/01/2022	A	1,233,101
605,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000		09/01/2026	09/01/2022	A	687,086
1,185,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000		09/01/2027	09/01/2022	A	1,335,957
11,950,000	Northern CA Gas Authority[1]	0.656	[4]	07/01/2013	07/01/2013		11,937,931
45,600,000	Northern CA Gas Authority[1]	0.806	[4]	07/01/2017	07/01/2013	A	44,167,248
9,840,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.375		06/01/2038	07/06/2030	B	8,880,600
1,310,000	Northern, CA Inyo County Local Hospital District[1]	6.000		12/01/2021	05/26/2019	A	1,496,479
250,000	Oakland, CA Building Authority (Elihu M Harris)[1]	5.000		04/01/2017	04/28/2013	A	250,548
5,455,000	Oakland, CA Unified School District[1]	5.000		08/01/2025	08/01/2015	A	5,602,776
9,275,000	Oakland, CA Unified School District	5.250		08/01/2024	04/28/2013	A	9,310,245
1,000,000	Oakland, CA Unified School District	5.500		08/01/2032	08/01/2022	A	1,081,460
1,515,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	09/02/2013	A	1,559,783
2,935,000	Orange, CA Redevel. Agency Tax Allocation[1]	4.800		09/01/2023	09/01/2013	A	2,983,281

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 2,680,000	Oroville, CA Public Financing Authority[1]	5.000%	09/15/2030	04/28/2013	A	$2,717,600
1,550,000	Oxnard, CA Financing Authority Wastewater (Redwood Trunk Sewer & Headworks)[1]	5.000	06/01/2022	06/01/2014	A	1,628,570
1,275,000	Pacifica, CA COP[1]	5.000	01/01/2022	01/01/2016	A	1,410,558
100,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)[1]	5.500	01/01/2028	04/28/2013	A	100,346
135,000	Palmdale, CA Civic Authority (Park Improvement & Avenue S Construction)[1]	5.000	09/01/2032	09/01/2014	A	136,839
4,550,000	Palomar Pomerado, CA Health Care District COP	6.750	11/01/2039	11/01/2019	A	5,118,477
1,500,000	Paramount, CA Redevel. Agency Tax Allocation[1]	5.000	08/01/2023	08/01/2013	A	1,519,425
125,000	Perris, CA Public Financing Authority (Central North)[1]	6.750	10/01/2035	10/01/2018	A	145,023
3,200,000	Pittsburgh, CA Redevel. Agency Tax Allocation (Los Medanos Community Devel.)[1]	5.000	08/01/2021	08/01/2013	A	3,214,592
5,000,000	Porterville, CA COP[1]	5.000	07/01/2030	07/01/2015	A	5,148,600
940,000	Rancho Cucamonga, CA Public Finance Authority	5.000	09/01/2024	09/01/2013	A	971,838
2,000,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)[1]	5.000	09/01/2022	09/01/2013	A	2,034,800
380,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	08/07/2016	B	237,040
1,035,000	Riverside County, CA Redevel. Agency[1]	4.500	08/01/2023	08/01/2014	A	1,077,497
205,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1]	6.500	12/01/2021	05/06/2018	B	234,321
3,710,000	Riverside, CA Public Financing Authority[1]	5.000	11/01/2023	11/01/2022	A	4,279,262
50,000	Rocklin, CA Unified School District Community District No. 1[1]	4.625	09/01/2018	04/28/2013	A	50,075
2,000,000	Rowland, CA Unified School District[1]	5.000	08/01/2028	08/01/2013	A	2,027,260
5,785,000	Sacramento County, CA COP[1]	5.000	02/01/2031	02/01/2016	A	5,928,468
5,395,000	Sacramento County, CA COP (Juvenile Courthouse)[1]	5.000	12/01/2034	12/01/2013	A	5,533,598
25,000	Sacramento County, CA COP (Public Facilities)[1]	4.400	06/01/2019	06/01/2013	A	25,177
1,370,000	Sacramento County, CA Hsg. Authority (Verandas Apartments Senior Community)[1]	5.700	03/01/2034	04/28/2013	A	1,372,096

26	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 6,050,000	Sacramento, CA City Financing Authority (California EPA Building)[1]	5.250%	05/01/2019	04/28/2013	A	$6,050,484
3,850,000	Sacramento, CA City Unified School District[1]	5.250	07/01/2023	07/01/2022	A	4,689,839
4,045,000	Sacramento, CA City Unified School District[1]	5.250	07/01/2024	07/01/2022	A	4,848,135
150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		171,075
50,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		57,289
25,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		28,878
600,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		693,600
10,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		11,560
225,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		260,719
1,000,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		1,158,750
125,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2022	10/01/2022		144,191
6,750,000	San Diego, CA Convention Center Expansion Financing Authority[1]	5.000	04/15/2026	04/15/2022	A	7,595,573
425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	6.125	01/01/2027	04/28/2013	A	426,692
530,000	San Joaquin Hills, CA Transportation Corridor Agency	5.250	01/15/2030	07/15/2013	A	529,963
4,000,000	San Jose, CA Airport[1]	5.125	03/01/2020	03/01/2014	A	4,165,440
500,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	08/01/2017	A	518,310
2,450,000	San Marcos, CA Public Facilities Authority[1]	5.000	08/01/2026	08/01/2013	A	2,482,585
120,000	Santa Ana, CA COP (City Hall Expansion)[1]	4.700	01/01/2028	04/28/2013	A	120,157
200,000	Saugus, CA Union School District Special Tax	4.250	09/01/2022	09/01/2013	A	206,236
185,000	Saugus, CA Union School District Special Tax	4.375	09/01/2023	09/01/2013	A	190,765
125,000	Saugus, CA Union School District Special Tax	4.500	09/01/2024	09/01/2022	A	128,675
100,000	Saugus, CA Union School District Special Tax	4.625	09/01/2025	09/01/2022	A	102,806
500,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.250	09/01/2029	09/01/2019	A	576,780

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

California Continued
$ 1,570,000	South Gate, CA Utility Authority[1]	5.250%		10/01/2023	10/01/2022	A	$1,860,340
1,655,000	South Gate, CA Utili[t]y Authority[1]	5.250		10/01/2024	10/01/2022	A	1,927,860
1,740,000	South Gate, CA Utility Authority[1]	5.250		10/01/2025	10/01/2022	A	2,003,471
1,330,000	South Gate, CA Utility Authority[1]	5.250		10/01/2026	10/01/2022	A	1,514,564
21,705,000	Southern CA Tobacco Securitization Authority[1]	4.750		06/01/2025	06/01/2014	A	21,713,407
110,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)[1]	5.375		09/01/2021	09/01/2014	A	110,526
1,105,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.000		09/01/2022	09/01/2022		1,213,787
1,000,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250		09/01/2023	09/01/2022	A	1,107,250
1,075,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250		09/01/2024	09/01/2022	A	1,184,940
1,310,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250		09/01/2025	09/01/2022	A	1,426,747
5,000,000	University of California[1]	5.000		05/15/2033	05/15/2013	A	5,081,400
1,445,000	Upland, CA Community Redevel. Agency[1]	4.750		09/01/2023	09/01/2013	A	1,497,222
6,615,000	Val Verde, CA Unified School District[1]	5.500		08/01/2033	08/01/2018	A	7,639,597
3,500,000	Vernon, CA Electric System[1]	5.125		08/01/2021	09/04/2018	A	3,961,020
1,000,000	Washington Township, CA Health Care District[1]	5.250		07/01/2029	04/28/2013	A	1,001,510
3,200,000	West Covina, CA Public Financing Authority (Big League Dreams)[1]	5.000		06/01/2030	06/01/2016	A	3,364,032
900,000	Westlands, CA Water District[1]	5.000		09/01/2026	09/01/2022	A	1,067,265
900,000	Westlands, CA Water District[1]	5.000		09/01/2027	09/01/2022	A	1,055,844
880,000	Yucaipa, CA Special Tax Community Facilities District No. 98-11	5.000		09/01/2025	09/01/2021	A	955,495
							940,830,897
Colorado—1.5%
6,315,000	CO E-470 Public Highway Authority	4.282	[3]	09/01/2022	09/01/2022		4,463,821
1,360,000	CO E-470 Public Highway Authority	4.600	[3]	09/01/2023	09/01/2023		909,677
3,580,000	CO E-470 Public Highway Authority[1]	5.500		09/01/2024	09/01/2015	A	3,902,880
7,675,000	CO E-470 Public Highway Authority[1]	5.500		09/01/2024	09/01/2015	A	8,367,208
1,995,000	CO E-470 Public Highway Authority[1]	5.500		09/01/2024	09/01/2015	A	2,174,929
1,975,000	CO E-470 Public Highway Authority[1]	5.500		09/01/2024	09/01/2015	A	2,153,125
2,190,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan Society)[1]	5.000		12/01/2025	06/01/2022	A	2,427,111

28	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Colorado Continued
$ 2,000,000	CO Health Facilities Authority (Valley View Hospital Association)[1]	5.500%	05/15/2028	05/08/2018	A	$2,141,160
15,000	CO Hsg. & Finance Authority (Heatherwood Apartments)[1]	5.450	10/01/2029	04/28/2013	A	15,019
10,000	CO Hsg. & Finance Authority (Multifamily)[1]	5.450	10/01/2028	04/28/2013	A	10,013
5,000	CO Hsg. & Finance Authority (Multifamily)[1]	5.700	10/01/2021	04/28/2013	A	5,011
5,000	CO Hsg. & Finance Authority (Multifamily)[1]	5.900	10/01/2038	04/28/2013	A	5,007
285,000	CO Hsg. & Finance Authority (Single Family)[1]	5.900	08/01/2023	04/28/2013	A	300,883
5,000	CO Hsg. & Finance Authority (Single Family)[1]	6.300	08/01/2016	03/24/2015	B	5,200
90,000	CO Hsg. & Finance Authority (Single Family)[1]	6.450	04/01/2030	04/01/2016	A	91,904
360,000	CO Hsg. & Finance Authority (Single Family)[1]	6.900	04/01/2029	04/01/2014	A	368,860
3,900,000	CO Regional Transportation District (Denver Transportation Partners)	6.000	01/15/2034	07/15/2020	A	4,454,073
7,135,000	Colorado Springs, CO Hsg. Authority (Winfield Apartments)[1]	5.450	03/01/2034	04/28/2013	A	7,371,026
1,410,000	Denver, CO City & County Airport[1]	5.000	11/15/2023	11/15/2022	A	1,663,433
17,150,000	Denver, CO City & County Airport[1]	5.000	11/15/2024	11/15/2022	A	20,032,744
5,035,000	Denver, CO City & County Airport[1]	5.000	11/15/2025	11/15/2022	A	5,826,049
1,750,000	Denver, CO City & County Airport[1]	5.000	11/15/2026	11/15/2022	A	2,012,518
5,000,000	Denver, CO City & County Airport[1]	5.000	11/15/2027	11/15/2022	A	5,682,050
8,000,000	Denver, CO City & County Airport[1]	5.000	11/15/2028	11/15/2022	A	9,039,920
265,000	Denver, CO City & County Airport[1]	6.125	11/15/2025	04/28/2013	A	266,301
235,000	Eagle County, CO Airport Terminal Corp.	5.050	05/01/2015	03/09/2014	B	244,788
890,000	Fremont County, CO COP[1]	5.250	12/15/2022	12/15/2013	A	921,301
1,760,000	Fremont County, CO COP[1]	5.250	12/15/2022	12/15/2013	A	1,812,219
3,000,000	Park Creek, CO Metropolitan District	5.250	12/01/2025	12/01/2015	A	3,182,700
						89,850,930
Connecticut—0.0%
235,000	CT H&EFA (DKH/CHHC/HNE Obligated Group)[1]	5.375	07/01/2026	04/28/2013	A	235,449
335,000	CT H&EFA (HSC/HSC Community Services/Foundation of Special Care Obligated Group)[1]	5.250	07/01/2027	07/01/2017	A	348,099
300,000	CT H&EFA (William W Backus Hospital)[1]	5.000	07/01/2017	04/28/2013	A	300,765

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Connecticut Continued
$ 100,000	CT Special Obligation Parking (Bradley International Airport Parking Company)[1]	6.500%	07/01/2018	04/28/2013	A	$100,361
70,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500	01/01/2014	04/28/2013	A	70,257
1,200,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500	01/01/2020	04/28/2013	A	1,204,620
15,000	Sprague, CT GO1	5.375	09/01/2020	04/28/2013	A	15,045
						2,274,596
Delaware—0.0%
70,000	DE Health Facilities Authority (Catholic Health East)[1]	5.125	11/15/2024	11/15/2013	A	72,043
15,000	DE Health Facilities Authority (NMH/DDC/NAC Obligated Group)[1]	5.625	05/01/2032	04/28/2013	A	15,005
						87,048
District of Columbia—1.6%
200,000	District of Columbia (James F. Oyster Elementary School)	6.450	11/01/2034	04/28/2013	A	200,014
2,500,000	District of Columbia (United Negro College Fund)[1]	6.875	07/01/2040	07/01/2020	A	3,012,500
3,700,000	District of Columbia Student Dorm (Provident Group-Howard Properties)[1]	5.000	10/01/2030	10/01/2022	A	3,978,129
100,000	District of Columbia Tax Increment (Mandarin Oriental Hotel)[1]	5.250	07/01/2022	04/28/2013	A	100,392
13,295,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250	05/15/2024	04/28/2013	A	13,427,950
43,380,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500	05/15/2033	05/22/2020	B	51,390,551
20,025,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750	05/15/2040	04/28/2013	A	20,825,600
						92,935,136
Florida—6.3%
2,685,000	Arborwood, FL Community Devel. District (Centex Homes)	5.250	05/01/2016	05/01/2016		2,629,528
15,000	Baker County, FL Hospital Authority	5.300	12/01/2023	06/01/2013	A	14,999
450,000	Baker County, FL Hospital Authority (Baker County Medical Services)	5.100	12/01/2013	04/28/2013	A	450,558
10,000	Bay County, FL Water System	6.250	09/01/2014	04/28/2013	A	10,050
245,000	Broward County, FL HFA	5.400	10/01/2038	04/01/2016	A	252,355
45,000	Broward County, FL HFA (Golden Villas)[1]	6.750	10/01/2045	04/01/2016	A	47,412

30	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.650%	11/01/2022	04/28/2013	A	$20,039
15,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.700	11/01/2029	04/28/2013	A	15,021
75,000	Broward County, FL HFA (Praxis of Deerfield Beach III)[1]	5.300	09/01/2023	05/01/2013	A	75,138
90,000	Broward County, FL HFA (Praxis of Deerfield Beach)[1]	5.350	03/01/2031	05/01/2013	A	90,120
30,000	Broward County, FL HFA (Stirling Apartments)[1]	5.300	10/01/2023	04/28/2013	A	30,029
105,000	Broward County, FL HFA (Stirling Apartments)[1]	5.650	10/01/2028	04/28/2013	A	105,087
50,000	Broward County, FL HFA (Venice Homes Apartments)[1]	5.650	01/01/2022	04/28/2013	A	50,090
5,000,000	Broward County, FL School Board[1]	5.000	07/01/2027	07/01/2022	A	5,718,150
2,215,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2021	09/01/2017	A	2,390,273
1,945,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2022	09/01/2017	A	2,082,103
2,090,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2023	09/01/2017	A	2,228,337
1,730,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2024	09/01/2017	A	1,829,250
2,535,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.750	09/01/2025	09/01/2017	A	2,673,158
2,750,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.750	09/01/2026	09/01/2017	A	2,868,168
30,000	Celebration, FL Community Devel. District[1]	5.000	05/01/2020	05/01/2013	A	30,050
375,000	Collier County, FL HFA (Whistlers Green Apartments)[1]	5.400	12/01/2027	04/28/2013	A	375,529
240,000	Collier County, FL HFA (Whistlers Green Apartments)[1]	5.450	06/01/2039	04/28/2013	A	240,175
1,000,000	Colonial Country Club, FL Community Devel.[1]	6.400	05/01/2033	05/01/2013	A	1,015,650
650,000	Dade County, FL GO (Seaport)[1]	5.400	10/01/2021	04/28/2013	A	652,457
120,000	Dade County, FL GO (Seaport)[1]	5.450	10/01/2016	04/28/2013	A	120,517
290,000	Dade County, FL GO (Seaport)[1]	5.500	10/01/2026	04/28/2013	A	291,073
1,075,000	Dade County, FL GO (Seaport)[1]	5.750	10/01/2015	04/28/2013	A	1,079,902

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 70,000	Dade County, FL HFA (Golden Lakes Apartments)	5.900%	11/01/2022	04/28/2013	A	$70,078
535,000	Dade County, FL HFA (Golden Lakes Apartments)	5.950	11/01/2027	04/28/2013	A	535,391
355,000	Dade County, FL HFA (Golden Lakes Apartments)	6.000	11/01/2032	04/28/2013	A	355,241
770,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	04/28/2013	A	770,508
130,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.700	09/01/2022	04/28/2013	A	130,265
230,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.750	09/01/2029	04/28/2013	A	230,347
445,000	Dade County, FL Res Rec	5.500	10/01/2013	04/28/2013	A	446,909
1,660,000	Deltona, FL Utility System[1]	5.125	10/01/2027	10/01/2013	A	1,695,873
1,070,000	East Homestead FL Community Devel. District	7.250	05/01/2021	05/01/2021		1,162,523
5,000	Enterprise, FL Community Devel. District[1]	6.100	05/01/2016	04/28/2013	A	5,023
2,000,000	Escambia County, FL Environmental Improvement (International Paper Company)[1]	5.000	08/01/2026	04/28/2013	A	2,006,260
11,965,000	Escambia County, FL Environmental Improvement (International Paper Company)[1]	5.750	11/01/2027	11/01/2013	A	12,283,389
4,085,000	Escambia County, FL Health Facilities Authority	5.950	07/01/2020	08/29/2018	B	4,272,420
695,000	Fiddler’s Creek, FL Community Devel. District	5.800	05/01/2021	04/28/2013	A	695,271
800,000	Fiddler’s Creek, FL Community Devel. District	5.875	05/01/2021	04/28/2013	A	800,360
30,000	FL Agriculture & Mechanical University[1]	5.300	07/01/2017	04/28/2013	A	30,119
6,675,000	FL Citizens Property Insurance Corp.[1]	5.000	03/01/2014	03/01/2014		6,958,754
8,000,000	FL Citizens Property Insurance Corp.[1]	5.000	06/01/2020	06/01/2020		9,516,400
13,000,000	FL Citizens Property Insurance Corp.[1]	5.000	06/01/2021	06/01/2021		15,496,130
22,575,000	FL Citizens Property Insurance Corp.[1]	5.000	06/01/2022	06/01/2022		26,961,323
15,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	08/01/2013	A	15,239
500,000	FL HEFFA (Nova Educational Facilities)[1]	5.000	04/01/2020	04/01/2020		576,535
1,000,000	FL HEFFA (Nova Educational Facilities)[1]	5.000	04/01/2022	04/01/2022		1,159,420
1,500,000	FL HEFFA (Nova Educational Facilities)[1]	5.000	04/01/2027	04/01/2022	A	1,645,815

32	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 150,000	FL HFA	6.300%	09/01/2036	04/28/2013	A	$150,144
10,000	FL HFA (Brittany of Rosemont)	6.050	07/01/2015	04/28/2013	A	10,012
20,000	FL HFA (Grand Court Apartments)[1]	5.300	08/15/2031	04/28/2013	A	20,024
35,000	FL HFA (Homeowner Mtg.)[1]	5.900	07/01/2029	04/28/2013	A	35,379
45,000	FL HFA (Landings at Sea Forest)	5.850	12/01/2018	04/28/2013	A	45,061
215,000	FL HFA (Landings at Sea Forest)	6.050	12/01/2036	04/28/2013	A	215,170
110,000	FL HFA (Spinnaker Cove Apartments)	6.375	07/01/2026	04/28/2013	A	110,112
2,665,000	FL HFA (St. Cloud Village Associates)	5.950	02/01/2030	04/28/2013	A	2,668,358
75,000	FL HFA (Stoddert Arms Apartments)	6.300	09/01/2036	04/28/2013	A	75,069
50,000	FL HFA (Westlake Apartments)[1]	5.300	09/01/2031	04/28/2013	A	50,058
15,000	FL HFA (Windchase Apartments)	5.750	12/01/2017	04/28/2013	A	15,018
60,000	FL HFA (Windchase Apartments)	6.000	06/01/2039	04/28/2013	A	60,043
145,000	FL HFA (Windchase Apartments)	6.000	06/01/2039	04/28/2013	A	145,090
50,000	FL HFA (Windchase Apartments), Series C	5.900	12/01/2027	04/28/2013	A	50,035
15,000	FL HFA (Worthington Apartments)	5.950	12/01/2015	04/28/2013	A	15,018
320,000	FL HFA (Worthington Apartments)	6.050	12/01/2025	04/28/2013	A	320,272
420,000	FL HFA (Worthington Apartments)	6.200	12/01/2035	04/28/2013	A	420,353
15,000	FL HFC (Andrews Place Apartments)[1]	5.000	11/01/2033	11/01/2013	A	15,102
320,000	FL HFC (Brittany of Rosemont)	6.250	07/01/2035	04/28/2013	A	320,240
20,000	FL HFC (Grande Court Apartments)[1]	5.375	02/15/2035	04/28/2013	A	20,023
20,000	FL HFC (Grande Court Boggy Creek)[1]	5.000	09/01/2022	04/28/2013	A	20,031
240,000	FL HFC (Hampton Court Apartments)[1]	5.600	03/01/2032	04/28/2013	A	243,007
30,000	FL HFC (Heron Cove Apartments)[1]	5.150	11/01/2023	04/28/2013	A	30,043
35,000	FL HFC (Heron Cove Apartments)[1]	5.150	11/01/2029	04/28/2013	A	35,037
1,375,000	FL HFC (Homeowner Mtg.)[1]	5.200	07/01/2028	07/01/2017	A	1,451,656
2,425,000	FL HFC (Homeowner Mtg.)[1]	5.750	01/01/2037	01/01/2014	A	2,461,884
25,000	FL HFC (Marina Bay Apartments)[1]	5.750	08/01/2033	04/28/2013	A	25,038
15,000	FL HFC (Marina Bay Apartments)[1]	5.800	08/01/2036	04/28/2013	A	15,020
110,000	FL HFC (Peacock Run Apartments)[1]	5.400	08/01/2042	04/28/2013	A	110,109
10,000	FL HFC (Pinnacle Lakes Apartments)[1]	5.250	08/15/2028	04/28/2013	A	10,012
10,000	FL HFC (River Trace Senior Apartments)[1]	5.500	07/01/2024	04/28/2013	A	10,016
15,000	FL HFC (River Trace Senior Apartments)[1]	5.700	07/01/2035	04/28/2013	A	15,021
5,910,000	FL HFC (Valencia Trace of Orlando)	5.450	12/01/2035	04/28/2013	A	6,003,792
60,000	FL HFC (Waverly Apartments)[1]	6.200	07/01/2035	04/28/2013	A	60,107
35,000	FL HFC (Westminster Apartments)[1]	5.300	10/01/2032	04/28/2013	A	35,040
295,000	FL HFC (Westwood Apartments)[1]	5.450	02/01/2041	04/28/2013	A	295,307

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	33

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 265,000	FL HFC (Woodridge Apartments)	5.850%	10/01/2033	04/28/2013	A	$265,143
35,000	FL HFC (Woodridge Apartments)	6.000	10/01/2039	04/28/2013	A	35,022
45,000	FL HFC (Woods Vero Beach)	5.750	10/01/2024	04/28/2013	A	45,064
220,000	FL HFC (Woods Vero Beach)	5.800	10/01/2027	04/28/2013	A	222,103
45,000	FL HFC (Woods Vero Beach)	5.900	10/01/2039	04/28/2013	A	45,045
435,000	FL Municipal Loan Council[1]	5.375	11/01/2030	05/01/2013	A	437,053
5,000	FL Municipal Loan Council	5.750	11/01/2013	05/01/2013	A	5,025
10,000	FL Municipal Loan Council	5.750	11/01/2013	04/28/2013	A	10,045
25,000	FL State Board of Regents (Florida International University)[1]	5.375	07/01/2016	04/28/2013	A	25,106
20,000	FL Water Pollution Control[1]	5.500	01/15/2014	04/28/2013	A	20,088
10,000	Gainesville, FL Utilities System[1]	6.000	10/01/2014	04/28/2013	A	10,048
1,030,000	Greater Orlando, FL Aviation Authority[1]	5.000	10/01/2026	10/01/2022	A	1,173,252
1,080,000	Greater Orlando, FL Aviation Authority[1]	5.000	10/01/2027	10/01/2022	A	1,217,516
210,000	Gulf Breeze, FL GO	6.050	12/01/2015	04/28/2013	A	210,792
1,640,000	Halifax, FL Hospital Medical Center[1]	5.250	06/01/2026	06/01/2016	A	1,745,157
230,000	Hamal, FL Community Devel. District[1]	4.750	05/01/2031	05/01/2017	A	236,838
3,500,000	Hialeah Gardens, FL Health Facilities Authority (SJRNC/VMNRC/SJR/CHFTEH/SANC Obligated Group)[1]	5.250	08/15/2024	08/15/2017	A	3,753,085
20,000	Hialeah, FL Hsg. Authority[1]	5.300	12/20/2018	06/20/2013	A	20,138
125,000	Highlands, FL Community Devel. District	7.090	05/01/2020	05/01/2020		62,644
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)	7.125	04/01/2030	10/01/2013	A	2,007,080
1,000,000	Hillsborough County, FL IDA (Tampa General Hospital)[1]	5.250	10/01/2024	10/01/2013	A	1,039,750
7,000,000	Hillsborough County, FL School Board[1]	4.750	10/01/2021	10/01/2015	A	7,390,740
7,815,000	Hillsborough County, FL School Board[1]	4.750	10/01/2022	10/01/2015	A	8,211,689
4,165,000	Hillsborough County, FL School Board[1]	5.000	10/01/2020	10/01/2015	A	4,448,803
3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.500	10/01/2030	10/01/2015	A	3,812,700
10,555,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2025	06/01/2016	A	11,387,156
2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2031	06/01/2016	A	3,098,684
10,000,000	Jacksonville, FL EDC (Metropolitan Parking Solutions)[1]	5.750	10/01/2024	10/01/2015	A	10,624,800
2,000,000	Jacksonville, FL Sales Tax (Better Jacksonville)[1]	5.000	10/01/2026	10/01/2022	A	2,335,620

34	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 2,800,000	Jacksonville, FL Transit[1]	5.000%	10/01/2027	10/01/2022	A	$3,255,252
25,000	Lakeland, FL Light & Water[1]	5.750	10/01/2019	04/28/2013	A	27,340
6,420,000	Lee County, FL Solid Waste System[1]	5.000	10/01/2020	10/01/2016	A	6,708,772
20,000	Leesburg, FL Hospital (CFHA/VTCMC Obligated Group)[1]	5.500	07/01/2032	04/28/2013	A	20,018
20,000	Manatee County, FL HFA (Single Family Mtg.)[1]	5.300	09/01/2028	09/01/2015	A	20,089
10,000	Manatee County, FL HFA (Single Family Mtg.)[1]	5.400	03/01/2029	09/01/2013	A	10,398
10,000	Manatee County, FL HFA (Single Family Mtg.)[1]	5.500	03/01/2035	04/01/2014	B	10,194
5,000	Manatee County, FL HFA, Series A5	9.125	06/01/2016	06/20/2014	B	3,999
25,000	Marion County, FL School Board[1]	5.000	12/01/2026	04/28/2013	A	25,025
10,125,000	Martin County, FL IDA (Indiantown Cogeneration)	7.875	12/15/2025	04/10/2013	A	10,148,490
270,000	Martin County, FL IDA (Indiantown Cogeneration)	8.050	12/15/2025	04/10/2013	A	270,640
100,000	Miami Beach, FL Water & Sewer[1]	5.750	09/01/2025	04/28/2013	A	100,444
140,000	Miami, FL1	5.000	09/01/2023	04/28/2013	A	140,505
5,740,000	Miami, FL (Homeland Defense)[1]	5.000	01/01/2026	01/01/2017	A	5,987,968
50,000	Miami, FL GO1	4.250	09/01/2014	04/28/2013	A	50,149
50,000	Miami, FL GO1	5.000	09/01/2022	04/28/2013	A	50,172
90,000	Miami, FL Revenue[1]	5.000	09/01/2025	04/28/2013	A	90,302
4,500,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2025	02/01/2021	A	5,345,640
5,055,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2026	02/01/2021	A	5,962,827
5,355,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2027	02/01/2021	A	6,251,909
4,180,000	Miami, FL Special Obligation, Series A1	6.000	02/01/2028	02/01/2021	A	4,930,226
4,000,000	Miami, FL Special Obligation, Series A1	6.000	02/01/2029	02/01/2021	A	4,705,880
1,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.500	10/01/2025	10/01/2020	A	1,181,320
45,000	Miami-Dade County, FL Expressway Authority Toll System[1]	5.125	07/01/2025	04/28/2013	A	45,072
185,000	Miami-Dade County, FL Expressway Authority Toll System[1]	5.125	07/01/2029	04/28/2013	A	185,222
10,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.000	10/01/2015	04/24/2013	A	10,031
35,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.050	10/01/2019	04/28/2013	A	35,084
35,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.100	10/01/2029	04/28/2013	A	35,061
4,945,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.200	10/01/2039	04/28/2013	A	4,953,060

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	35

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 1,180,000	Miami-Dade County, FL HFA (Homeownership Mtg.)[1]	5.450%	10/01/2038	05/15/2014	A	$1,193,830
200,000	Miami-Dade County, FL HFA (Marbrisa Apartments)[1]	6.050	08/01/2029	04/28/2013	A	200,182
3,280,000	Miami-Dade County, FL IDA (BAC Funding Corp.)[1]	5.250	10/01/2020	04/28/2013	A	3,293,382
100,000	Miami-Dade County, FL Special Obligation (Courthouse Center)[1]	4.750	04/01/2018	04/28/2013	A	100,364
20,000	Miami-Dade County, FL Stormwater Utility[1]	5.000	04/01/2019	04/28/2013	A	20,072
60,000	Miami-Dade County, FL Stormwater Utility[1]	5.000	04/01/2024	04/28/2013	A	60,202
785,000	Miami-Dade County, FL Water & Sewer[1]	5.000	10/01/2029	04/28/2013	A	787,575
815,000	Miromar Lakes, FL Community Devel. District	4.875	05/01/2022	03/26/2018	B	809,352
240,000	Northern Palm Beach County, FL Improvement District[1]	5.250	08/01/2017	08/01/2013	A	243,154
150,000	Oakland, FL Charter School	6.950	12/01/2015	12/25/2014	B	155,025
25,000	Okaloosa County, FL Airport[1]	5.500	10/01/2023	10/01/2013	A	25,186
910,000	Orange County, FL HFA[1]	5.650	09/01/2034	09/01/2013	A	916,224
1,520,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2022	04/01/2022		1,734,578
1,095,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	1,237,219
1,200,000	Orlando, FL Tourist Devel. Tax[1]	5.250	11/01/2023	11/01/2017	A	1,298,112
165,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.500	12/01/2021	04/28/2013	A	165,383
975,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.625	12/01/2031	04/28/2013	A	976,502
130,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250	08/01/2018	04/28/2013	A	130,399
210,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250	08/01/2023	04/28/2013	A	210,445
140,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.800	12/01/2017	04/28/2013	A	141,240
400,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.850	12/01/2022	04/28/2013	A	400,872
360,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.900	06/01/2029	04/28/2013	A	362,750
200,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[1]	6.100	08/01/2029	04/28/2013	A	200,378

36	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 10,000	Palm Beach County, FL HFA (Riverview House)[1]	5.150%	09/01/2019	04/28/2013	A	$10,019
100,000	Palm Beach County, FL HFA (Riverview House)[1]	5.250	09/01/2031	04/28/2013	A	100,824
815,000	Palm Beach County, FL HFA (Windsor Park Apartments)	5.850	12/01/2033	04/28/2013	A	815,872
195,000	Palm Beach County, FL HFA (Windsor Park Apartments)	5.900	06/01/2038	04/28/2013	A	195,193
900,000	Palm Glades, FL Community Devel. District Special Assessment	7.250	08/01/2016	08/01/2016		977,058
1,170,000	Panama City Beach, FL Capital Improvement (Front Beach Road)[1]	5.000	11/01/2031	11/01/2016	A	1,289,036
50,000	Pasco County, FL HFA (Pasco Woods)[1]	5.700	08/01/2019	04/28/2013	A	50,111
850,000	Pasco County, FL HFA (Pasco Woods)[1]	5.800	08/01/2029	04/28/2013	A	851,241
250,000	Pasco County, FL Sales Tax (Half-Cent)[1]	5.000	12/01/2033	12/01/2013	A	252,443
1,225,000	Pembroke Harbor, FL Community Devel. District Special Assessment	7.000	05/01/2038	05/01/2013	A	1,241,832
2,575,000	Pinellas County, FL Educational Facilities Authority (Eckerd College)	5.250	10/01/2029	10/01/2016	A	2,674,241
1,200,000	Pinellas County, FL HFA (Oaks of Clearwater)[1]	6.250	06/01/2034	12/01/2013	A	1,225,032
2,640,000	Pinellas County, FL HFA (Oaks of Clearwater)[1]	6.375	06/01/2019	11/20/2013	A	2,708,798
860,000	Poinciana, FL West Community Devel. District	5.875	05/01/2022	07/12/2016	A	881,036
3,080,000	Polk County, FL HFA (Wilmington Apartments)[1]	5.000	07/01/2033	04/28/2013	A	3,155,522
25,000	Port Palm Beach, FL District	5.300	09/01/2014	04/28/2013	A	25,071
50,000	Port Palm Beach, FL District[1]	5.375	09/01/2017	04/28/2013	A	50,113
120,000	Port Palm Beach, FL District[1]	5.500	09/01/2019	04/28/2013	A	120,236
560,000	Port Palm Beach, FL District[1]	5.500	09/01/2024	04/28/2013	A	560,728
285,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	176,703
10,025,000	Seminole Tribe, FL Special Obligation[1]	5.750	10/01/2022	10/01/2017	A	11,103,590
870,000	South Fork, FL Community Devel. District Special Assessment	6.150	05/01/2033	05/01/2013	A	879,796
1,150,000	South Lakes County, FL Hospital District (South Lake Hospital)[1]	6.375	10/01/2034	10/01/2013	A	1,179,900
360,000	South-Dade, FL Venture Community Devel. District[1]	4.250	05/01/2020	05/01/2020		377,510
10,000	St. Petersburg Beach, FL GO	5.250	10/01/2013	04/28/2013	A	10,042
2,865,000	Sumter Landing, FL Community Devel. District[1]	5.000	10/01/2020	06/06/2015	A	2,988,338

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	37

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 4,650,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)[1]	6.250%	12/01/2020	04/28/2013	A	$4,668,833
3,780,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)[1]	6.375	12/01/2030	04/28/2013	A	3,841,387
55,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	04/28/2013	A	55,262
860,000	Tamarac, FL Industrial Devel. (Sunbelt Precision Products)	6.500	08/01/2017	04/28/2013	A	860,086
2,910,000	Tampa, FL Health System[1]	5.250	11/15/2021	05/15/2020	A	3,412,586
3,065,000	Tampa, FL Health System[1]	5.250	11/15/2022	05/15/2020	A	3,537,163
3,400,000	Tampa, FL Health System[1]	5.250	11/15/2024	05/15/2020	A	3,871,546
3,575,000	Tampa, FL Health System[1]	5.250	11/15/2025	05/15/2020	A	4,038,320
3,760,000	Tampa, FL Health System[1]	5.250	11/15/2026	05/15/2020	A	4,222,330
15,745,000	Tampa, FL Health System (Baycare Health System)[1]	5.000	11/15/2026	05/15/2022	A	18,297,894
20,000	Tampa, FL Solid Waste System (McKay Bay Refuse)[1]	5.000	10/01/2021	10/01/2013	A	20,419
25,000	University of South Florida (University Bookstore)[1]	6.000	07/01/2014	04/28/2013	A	25,115
25,000	Village Center, FL Community Devel. District[1]	5.000	11/01/2023	04/28/2013	A	25,017
4,000,000	Village Center, FL Community Devel. District[1]	5.250	10/01/2023	10/01/2013	A	4,080,560
1,040,000	Village Center, FL Community Devel. District Recreational[1]	5.200	11/01/2025	04/28/2013	A	1,046,011
14,410,000	Village Center, FL Community Devel. District Recreational[1]	5.375	11/01/2034	11/01/2014	A	14,859,736
370,000	Village, FL Community Devel. District	7.625	05/01/2017	05/01/2013	A	372,068
10,000	Volusia County, FL HFA (Spring Arbor Apartments)[1]	5.200	08/01/2023	04/28/2013	A	10,016
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[5]	5.125	05/01/2013	05/01/2013		298,590
443,844	Watergrass, FL Community Devel. District Special Assessment	6.960	11/01/2017	11/01/2017		418,669
						371,768,106
Georgia—1.2%
45,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.125	03/01/2017	04/28/2013	A	45,135
120,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200	03/01/2027	04/28/2013	A	120,250
10,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200	03/01/2029	04/28/2013	A	10,019

38	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Georgia Continued
$ 795,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)[1]	5.300%		05/15/2026	04/28/2013	A	$796,185
1,000,000	Atlanta, GA Airport[1]	5.000		01/01/2025	01/01/2022	A	1,147,600
1,100,000	Atlanta, GA Airport[1]	5.000		01/01/2026	01/01/2022	A	1,256,002
1,000,000	Atlanta, GA Airport[1]	5.000		01/01/2027	01/01/2022	A	1,127,130
9,300,000	Atlanta, GA Devel. Authority (TUFF ATDC)[1]	5.375		07/01/2032	04/28/2013	A	9,313,206
40,000	Atlanta, GA GO1	5.000		12/01/2016	06/09/2016	B	45,034
300,000	Atlanta, GA Tax Allocation (Eastside)[1]	5.625		01/01/2016	07/12/2014	A	323,403
115,000	Atlanta, GA Water & Wastewater Authority[1]	5.000		11/01/2029	04/28/2013	A	115,377
220,000	Atlanta, GA Water & Wastewater Authority[1]	6.000		11/01/2028	11/01/2019	A	268,990
350,000	Atlanta, GA Water & Wastewater Authority[1]	6.250		11/01/2039	11/01/2019	A	425,856
1,000,000	Burke County, GA Devel. Authority (Georgia Power Company)[1]	5.750	[4]	10/01/2032	10/09/2013	A	1,023,980
50,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center/Memorial Health Obligated Group)	5.750		01/01/2029	01/01/2014	A	52,088
95,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)[1]	5.650		07/01/2017	04/28/2013	A	95,237
150,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)[1]	5.750		07/01/2029	04/28/2013	A	150,225
8,135,000	East Point, GA (Camp Creek), Series B	8.000		02/01/2026	04/28/2013	A	8,148,504
895,000	Fulton County, GA Devel. Authority (Catholic Health East)[1]	5.250		11/15/2020	05/15/2019	A	1,108,189
915,000	Fulton County, GA Devel. Authority (Catholic Health East)[1]	5.500		11/15/2021	05/15/2019	A	1,146,431
55,000	Fulton County, GA Devel. Authority (Tuff Morehouse)[1]	5.000		02/01/2027	04/28/2013	A	55,177
15,000,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	03/15/2021	A	17,078,550
2,860,000	GA Main Street Natural Gas[1]	5.000		03/15/2014	03/15/2014		2,979,462
140,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000		12/01/2018	04/28/2013	A	140,507
10,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000		12/01/2023	04/28/2013	A	10,035
1,600,000	GA Private Colleges & University Authority (Mercer University)	5.250		10/01/2027	10/01/2022	A	1,819,264
4,185,000	Lawrenceville, GA Hsg. Authority (Knollwood Park Apartments)[1]	6.250		12/01/2029	05/01/2013	A	4,284,687

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	39

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Georgia Continued
$ 15,000	Macon-Bibb County, GA Industrial Authority[1]	6.000%	05/01/2013	05/01/2013		$15,071
140,000	Macon-Bibb County, GA Industrial Authority[1]	6.100	05/01/2018	04/28/2013	A	140,454
2,120,000	Randolph County, GA GO	5.000	04/01/2022	07/19/2019	B	2,387,968
2,090,000	Randolph County, GA GO	5.000	04/01/2027	04/01/2022	A	2,234,544
5,000,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.000	08/01/2030	04/28/2013	A	5,015,650
65,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.400	02/01/2023	04/28/2013	A	65,049
50,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.800	12/01/2020	04/28/2013	A	50,071
100,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.950	11/15/2025	04/28/2013	A	100,391
195,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	6.250	02/01/2025	04/28/2013	A	195,811
4,525,000	Ware County, GA Hospital Authority (Satilla Health Services)[1]	5.500	03/01/2020	04/28/2013	A	4,856,049
						68,147,581
Hawaii—0.4%
10,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific Health)[1]	6.400	07/01/2013	04/28/2013	A	10,045
15,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	4.750	07/01/2020	04/28/2013	A	15,016
4,400,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	4.800	01/01/2025	01/01/2015	A	4,499,132
25,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)	5.500	12/01/2014	04/28/2013	A	25,087
1,275,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.650	10/01/2027	04/28/2013	A	1,290,338
175,000	HI Dept. of Budget & Finance Special Purpose (Wilcox Memorial Hospital)[1]	5.350	07/01/2018	04/28/2013	A	175,455
4,475,000	HI Harbor System, Series A1	5.750	07/01/2029	04/28/2013	A	4,490,931
20,000	HI HFDC (Single Family Mtg.)[1]	5.400	07/01/2029	04/28/2013	A	20,027
10,000	HI HFDC (Single Family Mtg.)[1]	5.400	07/01/2030	04/28/2013	A	10,013
11,810,000	HI Hsg. & Community Devel. Corp. (Rent Hsg. System)[1]	4.600	07/01/2025	07/01/2013	A	12,187,684

40	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Hawaii Continued
$ 25,000	HI Pacific Health (HI Pacific Health/Kapi’olani Medical Center for Women & Children)[1]	5.600%	07/01/2033	07/01/2013	A	$25,104
375,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.375	07/01/2032	04/28/2013	A	375,488
						23,124,320
Idaho—0.1%
35,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.300	07/01/2027	01/01/2016	A	36,664
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400	07/01/2018	04/28/2013	A	5,012
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400	07/01/2020	04/28/2013	A	10,043
150,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400	07/01/2021	04/28/2013	A	151,169
35,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.550	07/01/2016	04/28/2013	A	35,098
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.600	07/01/2021	04/28/2013	A	10,201
45,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.625	07/01/2015	04/28/2013	A	45,132
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.750	07/01/2016	04/28/2013	A	10,028
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.750	01/01/2031	04/28/2013	A	10,074
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.800	01/01/2021	04/28/2013	A	10,094
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.900	01/01/2029	04/28/2013	A	5,008
20,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	6.000	07/01/2029	04/28/2013	A	20,180
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	6.050	01/01/2026	04/28/2013	A	10,021
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.), Series H-2[1]	6.200	07/01/2028	04/28/2013	A	5,095
5,000	Malad, ID Water	5.500	03/01/2014	09/01/2013	A	5,077
1,530,000	Pocatello, ID Devel. Authority Revenue Allocation Tax Increment, Series A	5.500	08/01/2017	05/27/2014	D	1,545,438
100,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[1]	6.450	08/01/2032	04/28/2013	A	100,168
1,000,000	Power County, ID Pollution Control (FMC Corp.)[1]	5.625	10/01/2014	04/28/2013	A	1,000,980
						3,015,482

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	41

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Illinois—11.2%
$ 850,000	Bedford Park, IL Tax	5.125%		12/30/2018	12/30/2015	A	$853,834
15,000,000	Bridgeview, IL GO9	5.500		12/01/2043	06/01/2018	A	15,541,050
10,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900		08/01/2023	04/28/2013	A	10,021
75,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900		08/01/2023	04/28/2013	A	75,156
715,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900		08/01/2023	04/28/2013	A	716,745
14,450,000	Carol Stream, IL Park District[1]	5.500		01/01/2037	01/01/2018	A	15,564,673
26,715,000	Centerpoint, IL Intermodal Center Program	3.730	[4]	06/15/2023	12/17/2013	A	26,696,834
5,170,000	Chicago, IL Board of Education[1]	5.000		12/01/2026	12/01/2017	A	5,664,717
9,915,000	Chicago, IL Board of Education[1]	5.000		12/01/2028	12/01/2018	A	10,831,344
32,965,000	Chicago, IL Board of Education[2]	5.250		12/01/2024	12/01/2024		37,325,777
30,000	Chicago, IL Building Acquisition COP[1]	5.400		01/01/2018	04/28/2013	A	30,127
12,850,000	Chicago, IL Hsg. Authority[1]	5.000		07/01/2024	07/01/2016	A	14,705,155
5,000	Chicago, IL Metropolitan Hsg. Devel. Corp.[1]	6.850		07/01/2022	04/28/2013	A	5,016
5,000	Chicago, IL Metropolitan Hsg. Devel. Corp.[1]	6.850		07/01/2022	04/28/2013	A	5,016
480,000	Chicago, IL Midway Airport[1]	5.750		01/01/2017	04/28/2013	A	481,814
25,000	Chicago, IL Midway Airport, Series A1	5.000		01/01/2017	04/28/2013	A	25,079
65,000	Chicago, IL Midway Airport, Series A1	5.000		01/01/2028	04/28/2013	A	65,193
30,000	Chicago, IL Midway Airport, Series A1	5.125		01/01/2026	04/28/2013	A	30,099
30,475,000	Chicago, IL Midway Airport, Series A	5.500		01/01/2029	04/28/2013	A	30,587,758
325,000	Chicago, IL Midway Airport, Series B1	5.000		01/01/2028	04/28/2013	A	326,001
255,000	Chicago, IL Midway Airport, Series B1	5.000		01/01/2031	04/28/2013	A	255,097
1,580,000	Chicago, IL Midway Airport, Series B1	5.625		01/01/2029	04/28/2013	A	1,585,498
5,960,000	Chicago, IL Midway Airport, Series B1	5.750		01/01/2022	04/28/2013	A	5,986,045
2,625,000	Chicago, IL Motor Fuel Tax[1]	5.000		01/01/2023	07/01/2013	A	2,656,605
5,605,000	Chicago, IL Motor Fuel Tax[1]	5.000		01/01/2025	07/01/2013	A	5,670,971
100,000	Chicago, IL Motor Fuel Tax[1]	5.250		01/01/2020	07/01/2013	A	101,242
20,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)[1]	5.500		12/20/2019	04/28/2013	A	20,043
75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)[1]	5.600		01/01/2041	01/01/2016	A	78,089
11,400,000	Chicago, IL O’Hare International Airport[1]	5.750		01/01/2020	01/01/2014	A	11,849,160
8,000,000	Chicago, IL O’Hare International Airport[1]	5.750		01/01/2023	01/01/2014	A	8,306,480
1,000,000	Chicago, IL O’Hare International Airport[1]	5.750		01/01/2024	01/01/2014	A	1,037,530

42	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Illinois Continued
$59,145,000	Chicago, IL O’Hare International Airport[1]	6.000%	01/01/2029	01/01/2014	A	$61,149,424
60,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2030	01/01/2014	A	61,608
60,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2034	01/01/2014	A	61,571
40,000	Chicago, IL Single Family Mtg., Series 2007-2I1	5.750	06/01/2039	06/01/2021	A	41,021
30,000	Chicago, IL Single Family Mtg., Series 2E1	5.875	06/01/2039	06/01/2021	A	30,873
2,205,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	04/28/2013	A	2,224,007
2,028,890	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	04/02/2015	A	2,171,480
1,295,000	Cicero, IL GO1	5.000	12/01/2023	12/01/2022	A	1,482,943
1,005,000	Cicero, IL GO1	5.000	12/01/2024	12/01/2022	A	1,136,766
725,000	Cicero, IL GO1	5.000	12/01/2025	12/01/2022	A	812,812
1,500,000	Cicero, IL GO1	5.000	12/01/2026	12/01/2022	A	1,672,425
4,145,000	Country Club Hills, IL Sales Tax[1]	4.800	12/01/2029	06/01/2016	A	4,279,588
70,000	Du Page County, IL Community Consolidated School District No. 93[1]	5.000	01/01/2021	04/11/2013	A	70,123
1,600,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250	12/01/2022	12/01/2022		1,587,200
65,000	Freeport, IL GO1	5.375	01/01/2018	04/28/2013	A	65,273
7,790,000	Hodgkins, IL Environmental Improvement (Metropolitan Biosolids Management)[1]	6.000	11/01/2015	04/28/2013	A	7,802,230
125,000	IL Civic Center[1]	5.000	12/15/2013	04/28/2013	A	125,493
80,000	IL COP[1]	5.800	07/01/2017	04/28/2013	A	80,127
1,555,000	IL COP[1]	6.375	07/01/2017	04/28/2013	A	1,558,203
175,000	IL Dept. of Central Management Services COP[1]	6.150	07/01/2013	04/28/2013	A	175,826
105,000	IL Dept. of Central Management Services COP[1]	6.200	07/01/2014	04/28/2013	A	105,499
7,245,000	IL Dept. of Central Management Services COP[1]	6.200	07/01/2017	04/28/2013	A	7,279,414
145,000	IL Devel. Finance Authority (Adams County Mental Health Center/Adult Comprehensive Human Services Obligated Group)	6.000	07/01/2015	07/01/2013	A	145,278
25,000	IL Devel. Finance Authority (American Water Capital Corp.)	6.250	03/01/2032	09/01/2014	A	25,843
10,000	IL Devel. Finance Authority (Community Rehabilitation Providers)	5.700	07/01/2019	09/25/2014	B	9,613
5,000	IL Devel. Finance Authority (Community Rehabilitation Providers)	6.050	07/01/2019	07/01/2019		4,895

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	43

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Illinois Continued
$ 3,000,000	IL Devel. Finance Authority (Depaul University)[1]	5.250%	10/01/2024	10/01/2014	A	$3,216,540
25,000	IL Devel. Finance Authority (Local Government Program)[1]	5.350	01/01/2021	04/28/2013	A	25,107
180,000	IL Devel. Finance Authority (Northern Illinois University)[1]	5.000	09/01/2024	04/28/2013	A	180,605
2,590,000	IL Devel. Finance Authority (Provena Health)[1]	5.125	05/15/2023	04/28/2013	A	2,600,593
270,000	IL Devel. Finance Authority (Provena Health)[1]	5.250	05/15/2018	04/28/2013	A	271,134
35,000	IL Devel. Finance Authority (Provena Health)[1]	5.500	05/15/2021	04/28/2013	A	35,155
2,000,000	IL Devel. Finance Authority (Provena Health)[1]	5.750	05/15/2013	04/28/2013	A	2,009,300
4,835,000	IL Devel. Finance Authority (Provena Health)[1]	5.750	05/15/2014	04/28/2013	A	4,857,386
3,250,000	IL Devel. Finance Authority (Provena Health)[1]	5.750	05/15/2015	04/28/2013	A	3,265,048
475,000	IL Devel. Finance Authority (Provena Health)[1]	5.750	05/15/2016	04/28/2013	A	477,199
950,000	IL Devel. Finance Authority (Roosevelt University)	5.250	04/01/2022	04/01/2017	A	1,000,046
30,000	IL Devel. Finance Authority (Round Lake School 116)	5.450	01/01/2019	04/28/2013	A	30,131
20,000	IL Devel. Finance Authority (Round Lake School 116)[1]	5.800	01/01/2020	04/28/2013	A	20,093
23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)[1]	8.000	06/01/2032	04/28/2013	A	23,640,880
1,935,000	IL Devel. Finance Authority Pollution Control (Central Illinois Public Service Company)[1]	5.950	08/15/2026	04/28/2013	A	1,939,934
240,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.400	03/01/2028	04/28/2013	A	240,247
15,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.400	03/01/2028	04/28/2013	A	15,015
11,975,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.700	02/01/2024	04/28/2013	A	11,995,118
20,000	IL Devel. Finance Authority Pollution Control (Peoples Gas Light & Coke)[1]	5.000	02/01/2033	04/28/2013	A	20,022
50,000	IL Educational Facilities Authority (Robert Morris College)[1]	5.250	06/01/2013	04/28/2013	A	50,176
50,000	IL Educational Facilities Authority (Robert Morris College)	5.250	06/01/2014	04/28/2013	A	50,170
100,000	IL Educational Facilities Authority (Robert Morris College)	5.375	06/01/2015	04/28/2013	A	100,341

44	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Illinois Continued
$ 90,000	IL Educational Facilities Authority (Robert Morris College)	5.500%	06/01/2017	04/28/2013	A	$90,309
200,000	IL Finance Authority (East Richland)[1]	5.350	11/01/2024	11/01/2013	A	205,164
500,000	IL Finance Authority (Lake Forest College)[1]	5.000	10/01/2022	01/25/2019	B	540,865
3,130,000	IL Finance Authority (Little Company of Mary Hospital and Health Care Centers)[1]	5.500	08/15/2031	08/15/2015	A	3,271,288
100,000	IL Finance Authority (Northwestern Memorial Hospital)[1]	6.000	08/15/2039	08/15/2014	A	107,897
6,350,000	IL Finance Authority (OSF Healthcare System)[1]	5.750	11/15/2033	11/15/2017	A	6,988,366
100,000	IL Finance Authority (Palos Community Hospital/St. George Corp. Obligated Group)[1]	5.000	05/15/2027	05/15/2017	A	105,829
1,875,000	IL Finance Authority (Presence Health/Provena Senior Services Obligated Group)[1]	6.000	05/01/2028	05/01/2020	A	2,142,394
17,315,000	IL Finance Authority (Resurrection Health)[1]	6.125	05/15/2025	05/15/2019	A	19,821,000
650,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2019	04/01/2017	A	691,431
700,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2020	04/01/2017	A	743,001
170,000	IL Finance Authority (Roosevelt University)	5.400	04/01/2027	04/01/2017	A	178,605
2,125,000	IL Finance Authority (Roosevelt University)	5.750	04/01/2024	10/01/2019	A	2,414,361
1,170,000	IL Finance Authority (RUMC/RCMC Obligated Group)[1]	7.250	11/01/2030	11/01/2018	A	1,479,313
2,380,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)[1]	7.250	11/01/2030	11/01/2018	A	3,009,201
8,085,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.625	11/01/2039	05/01/2019	A	9,863,862
20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.750	11/01/2024	11/01/2018	A	24,897
3,640,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated Group)[1]	5.500	08/15/2018	05/02/2016	B	3,689,431
1,600,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated)[1]	6.000	08/15/2025	08/15/2015	A	1,689,024
5,075,000	IL Finance Authority (Swedish Covenant Hospital)[1]	5.750	08/15/2029	02/15/2020	A	5,732,872
1,100,000	IL GO1	5.000	08/01/2020	08/01/2020		1,265,539

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	45

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Illinois Continued
$ 8,425,000	IL GO1	5.000%	01/01/2021	01/01/2020	A	$9,511,657
5,000,000	IL GO1	5.000	03/01/2021	03/01/2021		5,702,100
38,720,000	IL GO1	5.000	08/01/2022	08/01/2022		44,270,899
2,750,000	IL GO1	5.000	08/01/2023	08/01/2023		3,102,165
2,000,000	IL GO1	5.000	08/01/2024	08/01/2022	A	2,214,680
1,300,000	IL GO1	5.000	08/01/2025	08/01/2022	A	1,432,613
4,970,000	IL GO1	5.000	03/01/2028	03/01/2014	A	5,137,738
6,400,000	IL Health Facilities Authority (EMH/EMHH/EMHC Obligated Group)[1]	5.500	01/01/2022	04/28/2013	A	6,422,592
1,670,000	IL Health Facilities Authority (EMH/EMHH/EMHC Obligated Group)	6.250	01/01/2017	04/28/2013	A	1,677,081
6,155,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[1]	5.625	01/01/2028	04/28/2013	A	6,174,942
55,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.000	08/15/2027	04/28/2013	A	55,008
140,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.125	08/15/2017	04/28/2013	A	140,260
110,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.125	08/15/2022	04/28/2013	A	110,072
365,000	IL Health Facilities Authority (Sherman Health System)[1]	5.250	08/01/2017	04/28/2013	A	365,993
6,285,000	IL Health Facilities Authority (Sherman Health System)[1]	5.250	08/01/2022	04/28/2013	A	6,296,124
1,015,000	IL Health Facilities Authority (Sherman Health System)[1]	5.250	08/01/2027	04/28/2013	A	1,015,944
220,000	IL Health Facilities Authority (Sherman Health System/Sherman West Court Obligated Group)	5.250	08/01/2027	04/28/2013	A	220,167
135,000	IL Hsg. Devel. Authority[1]	4.850	07/01/2023	07/01/2013	A	135,575
2,100,000	IL Hsg. Devel. Authority[1]	4.900	07/01/2029	07/01/2013	A	2,169,489
1,000,000	IL Hsg. Devel. Authority (Anchor Senior Living/Greenwood Senior Living Obligated Group)	4.700	10/20/2026	04/20/2016	A	1,067,760
140,000	IL Hsg. Devel. Authority (Crystal Lake Preservation/Danville Preservation/West Chicago Preservation Obligated Group)	5.050	12/20/2020	04/28/2013	A	141,533
1,855,000	IL Hsg. Devel. Authority (Oakridge Village Apartments)[1]	5.150	07/01/2023	01/01/2014	A	1,928,254
140,000	IL Medical District COP[1]	5.250	06/01/2032	04/28/2013	A	140,035
2,500,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.000	12/15/2022	06/15/2017	A	2,896,000

46	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Illinois Continued
$ 3,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.000%		06/15/2023	06/15/2022	A	$3,646,200
12,470,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.000		12/15/2026	06/15/2022	A	14,591,147
25,000	IL Rural Bond Bank[1]	5.150		02/01/2024	04/28/2013	A	25,031
20,000	IL Rural Bond Bank[1]	5.200		02/01/2024	04/28/2013	A	20,026
100,000	IL Sales Tax[1]	5.250		06/15/2026	06/15/2013	A	100,958
55,000	IL Sales Tax[1]	5.500		06/15/2014	04/28/2013	A	55,243
13,000,000	IL Sports Facilities Authority[1]	5.500		06/15/2030	06/15/2015	A	14,165,060
10,700,000	IL Toll Highway Authority	0.480	[4]	01/01/2017	04/04/2013	A	10,700,000
30,000,000	IL Toll Highway Authority	0.490	[4]	01/01/2031	04/04/2013	A	30,000,000
20,400,000	IL Toll Highway Authority	0.550	[4]	01/01/2031	04/04/2013	A	20,400,000
485,000	Lemont, IL GO1	4.850		12/01/2016	04/28/2013	A	486,848
4,510,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	5.500		01/01/2020	08/12/2018	B	3,072,302
170,000	Markham, IL GO	5.250		01/01/2018	02/08/2016	B	172,679
300,000	Markham, IL GO	5.250		01/01/2023	01/01/2015	A	303,489
195,000	Melrose Park, IL Water[1]	5.200		07/01/2018	07/01/2013	A	197,334
295,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2023	10/01/2022	A	340,064
275,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2024	10/01/2022	A	312,095
445,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2025	10/01/2022	A	498,400
400,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2026	10/01/2022	A	444,072
450,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000		10/01/2027	10/01/2022	A	495,396
620,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.000		01/01/2019	01/01/2019		659,606
545,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100		01/01/2020	01/01/2020		583,324
770,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100		01/01/2020	04/28/2013	A	770,708
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.250		01/01/2021	01/01/2021		1,076,730
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.375		01/01/2022	01/01/2021	A	1,075,330
1,540,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.500		01/01/2023	01/01/2021	A	1,653,883
18,000,000	Springfield, IL Electric[1]	5.000		03/01/2029	03/01/2016	A	18,792,360

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	47

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Illinois Continued
$ 1,000,000	Springfield, IL Water[1]	5.000%	03/01/2025	03/01/2022	A	$1,176,890
2,160,000	Springfield, IL Water[1]	5.000	03/01/2026	03/01/2022	A	2,512,555
2,030,000	Springfield, IL Water[1]	5.000	03/01/2027	03/01/2022	A	2,354,922
6,105,000	University of Illinois (Academic Facilities)[1]	5.000	03/15/2026	03/15/2016	A	6,463,119
80,000	Will-Kankakee, IL Regional Devel. Authority (Consumers Illinois Water Company)	5.400	09/01/2030	04/28/2013	A	80,064
3,794,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875	03/01/2036	01/10/2018	A	3,895,224
						654,792,333
Indiana—1.4%
250,000	Boone County, IN Redevel. Commission[1]	5.375	08/01/2023	02/01/2016	A	260,225
20,000	Crown Point, IN Economic Devel. (Christian Homes)	5.700	05/15/2031	05/15/2013	A	20,037
80,000	De Kalb County, IN Redevel. Authority[1]	6.000	07/15/2018	04/28/2013	A	80,350
85,000	Delaware County, IN Redevel. District	6.875	02/01/2018	04/28/2013	A	85,230
365,000	Elkhart County, IN Hospital Authority (Elkhart General Hospital)[1]	5.250	08/15/2018	04/28/2013	A	366,168
40,000	Elkhart County, IN Hospital Authority (Elkhart General Hospital)[1]	5.250	08/15/2028	04/28/2013	A	40,065
3,500,000	Hammond, IN Local Public Improvement District[1]	5.000	02/01/2024	02/01/2018	A	3,740,975
3,260,000	Hammond, IN Local Public Improvement District[1]	6.500	08/15/2025	07/14/2015	A	3,392,649
2,270,000	Hammond, IN Redevel. District (Marina Area)	6.000	01/15/2017	05/11/2015	B	2,352,356
30,000	IN Airport Authority (Federal Express)[1]	5.500	05/01/2029	04/28/2013	A	30,051
110,000	IN Devel. Finance Authority (Southern Indiana Gas & Electric Company)[1]	5.350	03/01/2030	10/01/2013	A	112,120
500,000	IN Finance Authority (Butler University)[1]	5.000	02/01/2022	02/01/2022		581,990
7,220,000	IN Finance Authority (Deaconess Health System)[1]	6.000	03/01/2029	03/01/2021	C	9,037,563
1,805,000	IN Finance Authority (Marquette University)	5.000	03/01/2024	03/01/2014	A	1,828,519
7,500,000	IN Finance Authority (Ohio River Bridges East End Crossing)[1]	5.000	01/01/2019	01/01/2017	A	8,366,700
1,795,000	IN Finance Authority (Parkview Health System/Parkview Hospital Obligated Group)[1]	5.000	05/01/2026	05/01/2022	A	2,060,606

48	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Indiana Continued
$15,715,000	IN Finance Authority Wastewater Utility[1]	5.250%	10/01/2031	10/01/2021	A	$18,397,865
10,000	IN Health Facility Financing Authority (Ascension Health Credit Group/Saint Vincent’s Hospital Obligated Group)[1]	5.375	11/15/2025	04/28/2013	A	10,139
4,030,000	IN Health Facility Financing Authority (Methodist Hospitals)[1]	5.500	09/15/2031	04/28/2013	A	4,034,836
3,420,000	IN Health Facility Financing Authority (Union Hospital)[1]	5.125	09/01/2018	04/28/2013	A	3,432,722
10,675,000	IN Health Facility Financing Authority (Union Hospital)[1]	5.250	09/01/2023	04/28/2013	A	10,713,964
125,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	5.250	01/01/2037	07/01/2014	A	132,328
45,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	6.450	01/01/2040	11/01/2013	A	45,283
40,000	Indianapolis, IN Local Public Improvement Bond Bank[1]	5.000	02/01/2029	04/28/2013	A	40,140
1,470,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	04/22/2020	A	1,609,253
320,000	Indianapolis, IN Multifamily Hsg. (Cambridge Station Apartments)[1]	4.850	01/01/2021	08/10/2015	A	326,304
7,405,000	Jasper, IN Hospital Authority (Little Company of Mary Hospital of Indiana)[1]	5.625	11/01/2022	04/28/2013	A	7,733,930
20,000	Jasper, IN Hospital Authority (Memorial Hospital and Health Center)[1]	5.500	11/01/2017	04/28/2013	A	20,061
4,800,000	Lake County, IN Building Corp.	5.000	02/01/2024	11/23/2021	A	5,058,048
50,000	Richmond, IN Hospital Authority (Reid Hospital & Health Care Services)[1]	6.500	01/01/2029	01/01/2019	A	58,084
						83,968,561
Kansas—0.4%
2,550,000	Arkansas City, KS Public Building Commission (South Central Regional Medical Center)	7.000	09/01/2029	09/01/2019	A	3,097,919
25,000	Burlington, KS Pollution Control (Kansas Gas & Electric Company)[1]	5.600	06/01/2031	06/01/2013	A	25,072
3,110,000	KS Devel. Finance Authority (Juvenile Justice Authority)[1]	5.250	05/01/2020	04/28/2013	A	3,148,502
3,300,000	KS Devel. Finance Authority (Juvenile Justice Authority)[1]	5.250	05/01/2021	04/28/2013	A	3,344,088
618,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)	4.800	04/01/2027	12/14/2021	B	527,321
405,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.650	12/01/2036	12/01/2015	A	437,943

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	49

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Kansas Continued
$ 5,570,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	5.800%	12/01/2038	12/01/2038		$6,222,581
4,060,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	5.875	06/01/2039	06/01/2039		4,535,065
75,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	6.950	06/01/2029	05/15/2014	B	79,499
						21,417,990
Kentucky—0.2%
165,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.250	07/01/2022	04/28/2013	A	165,285
2,545,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.500	07/01/2017	04/28/2013	A	2,552,151
15,000	Kenton County, KY Airport (Cincinnati/Northern Kentucky)[1]	5.000	03/01/2023	04/28/2013	A	15,056
135,000	KY Area Devel. Districts (City of Ewing)[1]	5.400	12/01/2021	04/28/2013	A	135,324
1,515,000	KY EDFA (Louisville Arena Authority)[1]	5.750	12/01/2028	06/01/2018	A	1,664,076
3,815,000	KY EDFA (Owensboro Medical Health System)[1]	6.000	06/01/2030	06/01/2020	A	4,514,900
45,000	Louisville & Jefferson County, KY Regional Airport[1]	5.250	07/01/2031	04/28/2013	A	45,142
						9,091,934
Louisiana—3.5%
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)[1]	6.000	07/01/2023	04/28/2013	A	70,095
190,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600	11/01/2022	04/28/2013	A	190,688
2,000,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.850	11/01/2027	11/01/2013	A	2,054,400
245,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	6.375	05/01/2025	05/01/2013	A	246,149
15,000	East Baton Rouge, LA Mtg. Finance Authority (Single Family Mtg.)[1]	5.500	10/01/2025	04/28/2013	A	15,025
5,690,000	Jefferson Parish, LA Hospital Service District No. 2 (East Jefferson General Hospital)[1]	6.250	07/01/2026	07/01/2016	A	6,181,218
4,450,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	06/01/2022	A	5,138,949
90,000	LA HFA (Homeownership)[1]	6.550	06/01/2040	06/01/2018	A	95,795
2,065,000	LA HFA (La Chateau)[1]	6.000	09/01/2017	10/29/2015	B	2,145,969
3,325,000	LA HFA (La Chateau)[1]	6.000	09/01/2020	03/29/2018	A	3,437,385
360,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	09/01/2019	A	383,184

50	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Louisiana Continued
$ 130,000	LA HFA (Single Family Mtg.)[1]	5.800%	06/01/2035	09/27/2013	A	$134,848
1,995,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2022	08/05/2018	B	1,891,779
7,500,000	LA State Citizens Property Insurance[1]	6.125	06/01/2024	06/01/2013	A	7,577,250
465,000	LA State University & Agricultural & Mechanical College (Health Sciences Center)[1]	6.200	05/01/2020	04/28/2013	A	467,060
1,125,000	LA State University & Agricultural & Mechanical College (Health Sciences Center)[1]	6.375	05/01/2031	04/28/2013	A	1,129,748
124,140,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.875	05/15/2039	04/28/2013	A	125,691,750
33,465,000	LA Tobacco Settlement Financing Corp. (TASC), Series B1	5.500	05/15/2030	04/28/2013	A	33,757,819
2,000,000	Morehouse Parish, LA Pollution Control (International Paper Company)[1]	5.250	11/15/2013	11/15/2013		2,056,560
220,000	Morgan City, LA Utilities[1]	4.450	12/01/2019	04/28/2013	A	224,847
245,000	Morgan City, LA Utilities[1]	4.550	12/01/2020	04/28/2013	A	250,370
475,000	Morgan City, LA Utilities[1]	4.650	12/01/2021	04/28/2013	A	485,374
705,000	Morgan City, LA Utilities[1]	4.700	12/01/2022	04/28/2013	A	720,313
30,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2016	06/01/2013	A	30,168
100,000	New Orleans, LA Sewage Service[1]	5.300	06/01/2015	04/28/2013	A	100,285
40,000	New Orleans, LA Sewage Service[1]	5.375	06/01/2016	04/28/2013	A	40,119
45,000	New Orleans, LA Sewage Service[1]	5.400	06/01/2017	04/28/2013	A	45,133
15,000	New Orleans, LA Sewage Service[1]	5.500	06/01/2017	04/28/2013	A	15,046
1,000,000	New Orleans, LA Sewage Service[1]	5.500	06/01/2017	04/28/2013	A	1,003,040
50,000	New Orleans, LA Sewage Service[1]	5.500	06/01/2019	04/28/2013	A	50,144
20,000	New Orleans, LA Sewage Service[1]	5.500	06/01/2020	04/28/2013	A	20,057
2,745,000	New Orleans, LA Water[1]	5.000	12/01/2020	04/28/2013	A	2,753,153
5,000,000	Saint Charles Parish, LA Gulf Zone (Valero Refining-New Orleans)[1]	4.000	12/01/2040	06/01/2022	C	5,490,850
						203,894,570
Maine—0.1%
345,000	Jay, ME Solid Waste Disposal (International Paper Company)[1]	5.125	06/01/2018	06/01/2013	A	345,776
2,825,000	ME Educational Authority (Student Loan)[1]	5.050	12/01/2027	12/01/2022	A	2,958,481
20,000	ME H&HEFA (Blue Hill Memorial Hospital/Bowdoin College Obligated Group)[1]	5.000	07/01/2018	04/28/2013	A	20,053

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	51

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Maine Continued
$ 20,000	ME H&HEFA (Bridgton Hospital/Franklin Memorial Hospital/GINNE Obligated Group)[1]	5.250%	07/01/2031	04/28/2013	A	$20,064
20,000	ME H&HEFA (Mid Coast Hospital/Community Partners Obligated Group)[1]	6.000	07/01/2029	04/28/2013	A	20,082
110,000	ME H&HEFA, Series A1	5.375	07/01/2027	04/28/2013	A	110,395
40,000	ME H&HEFA, Series A1	6.000	07/01/2024	04/28/2013	A	40,188
						3,515,039
Maryland—0.1%
210,000	Annapolis, MD Economic Devel. (St. John’s College)[1]	5.500	10/01/2018	04/28/2013	A	210,911
5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2041	04/28/2013	A	5,005
2,980,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.750	09/01/2039	09/01/2016	A	3,137,046
275,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.250	07/01/2031	04/28/2013	A	275,536
1,915,000	MD H&HEFA (Carroll Hospital Center)[1]	5.000	07/01/2023	07/01/2022	A	2,232,622
500,000	MD H&HEFA (Carroll Hospital Center)[1]	5.000	07/01/2025	07/01/2022	A	573,540
500,000	MD H&HEFA (Carroll Hospital Center)[1]	5.000	07/01/2027	07/01/2022	A	565,395
65,000	MD H&HEFA (Johns Hopkins Hospital)	5.500	07/01/2026	04/28/2013	A	65,112
250,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)[1]	5.750	07/01/2029	07/15/2013	A	254,620
						7,319,787
Massachusetts—1.1%
25,000	Lynne, MA Water & Sewer Commission[1]	4.750	12/01/2027	12/01/2013	A	25,582
540,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		605,070
6,295,000	MA Devel. Finance Agency (Boston Medical Center)[1]	5.250	07/01/2023	07/01/2022	A	7,321,652
6,425,000	MA Devel. Finance Agency (Boston Medical Center)[1]	5.250	07/01/2024	07/01/2022	A	7,400,572
4,770,000	MA Devel. Finance Agency (Boston Medical Center)[1]	5.250	07/01/2025	07/01/2022	A	5,435,129
2,335,000	MA Devel. Finance Agency (Boston Medical Center)[1]	5.250	07/01/2026	07/01/2022	A	2,642,800
235,000	MA Devel. Finance Agency (Curry College)[1]	5.250	03/01/2014	03/01/2014		243,444
3,750,000	MA Devel. Finance Agency (VOA Ayer)	6.200	02/20/2046	02/15/2015	A	4,081,238

52	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Massachusetts Continued
$ 9,430,000	MA Educational Financing Authority[1]	5.300%		01/01/2016	04/28/2013	A	$9,455,744
180,000	MA Educational Financing Authority, Series H1	6.350		01/01/2030	01/01/2018	A	198,601
60,000	MA H&EFA (Boston Medical Center)[1]	5.750		07/01/2031	07/01/2018	A	66,414
50,000	MA H&EFA (Capital Asset Program)	0.770	[4]	07/01/2030	04/25/2013	A	30,995
10,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	5.000		07/01/2018	04/28/2013	A	10,029
35,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000		07/01/2028	04/28/2013	A	35,025
245,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.250		11/15/2018	04/28/2013	A	245,429
1,600,000	MA HFA (Rental Hsg.)[1]	5.050		07/01/2018	07/01/2013	A	1,623,744
5,750,000	MA HFA (Single Family Hsg.)[1]	4.800		12/01/2027	12/01/2016	A	5,999,550
2,450,000	MA HFA, Series C1	5.250		07/01/2025	07/01/2013	A	2,475,774
3,530,000	MA HFA, Series Q1	5.050		12/01/2023	06/01/2013	A	3,603,036
185,000	MA Port Authority (US Airways)	5.750		09/01/2016	04/28/2013	A	185,455
200,000	MA Port Authority (US Airways)[1]	5.800		09/01/2015	04/28/2013	A	200,086
4,750,000	MA Port Authority (US Airways)[1]	5.875		09/01/2023	04/28/2013	A	4,755,083
6,935,000	MA Port Authority (US Airways)[1]	6.000		09/01/2021	04/28/2013	A	7,142,773
210,000	MA Water Pollution Abatement Trust[1]	5.250		02/01/2016	04/28/2013	A	210,878
							63,994,103
Michigan—6.8%
7,690,000	Detroit, MI Building Authority[1]	5.125		07/01/2019	04/28/2013	A	7,704,842
2,165,000	Detroit, MI Downtown Devel. Authority[1]	5.000		07/01/2018	04/28/2013	A	2,165,974
2,000,000	Detroit, MI GO	5.000		04/01/2018	04/28/2013	A	2,001,480
100,000	Detroit, MI GO	5.000		04/01/2019	04/28/2013	A	100,023
20,000	Detroit, MI GO	5.000		04/01/2021	04/01/2021		18,592
250,000	Detroit, MI GO	5.000		04/01/2021	04/01/2018	A	254,315
500,000	Detroit, MI GO	5.250		04/01/2014	04/01/2014		495,660
425,000	Detroit, MI GO	5.375		04/01/2014	04/01/2014		423,381
1,100,000	Detroit, MI GO	5.375		04/01/2015	04/01/2015		1,091,145
1,535,000	Detroit, MI GO	5.375		04/01/2017	04/01/2017		1,477,729
165,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375		05/01/2018	09/22/2015	B	163,401
300,000	Detroit, MI Sewer Disposal System[1]	5.000		07/01/2022	07/01/2013	A	301,701
1,800,000	Detroit, MI Sewer Disposal System[1]	5.250		07/01/2020	07/01/2020		2,105,802
2,000,000	Detroit, MI Sewer Disposal System[1]	5.250		07/01/2022	07/01/2017	A	2,192,380

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	53

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Michigan Continued
$ 9,265,000	Detroit, MI Sewer Disposal System[1]	5.250%	07/01/2023	07/01/2017	A	$10,105,613
1,910,000	Detroit, MI Sewer Disposal System[1]	7.000	07/01/2027	07/01/2019	A	2,325,215
4,335,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2022	07/01/2022		5,094,362
5,000,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2023	07/01/2022	A	5,718,150
17,000,000	Detroit, MI Water and Sewerage Dept.[1]	5.500	07/01/2024	07/01/2017	A	18,452,480
31,990,000	Detroit, MI Water and Sewerage Dept.[1]	5.500	07/01/2025	07/01/2017	A	34,518,810
3,030,000	Detroit, MI Water Supply System[1]	5.000	07/01/2021	07/01/2015	A	3,213,739
4,090,000	Detroit, MI Water Supply System[1]	5.000	07/01/2021	07/01/2015	A	4,338,018
4,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2022	07/01/2015	A	4,221,280
580,000	Detroit, MI Water Supply System[1]	5.000	07/01/2023	07/01/2016	A	624,799
2,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2026	07/01/2015	A	2,085,060
100,000	Detroit, MI Water Supply System[1]	5.000	07/01/2027	07/01/2013	A	100,502
27,410,000	Detroit, MI Water Supply System[1]	5.000	07/01/2027	07/01/2016	A	28,901,926
11,245,000	Detroit, MI Water Supply System[1]	5.000	07/01/2028	07/01/2016	A	11,796,680
400,000	Detroit, MI Water Supply System[1]	5.000	07/01/2029	07/01/2016	A	418,868
635,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	07/01/2016	A	659,594
440,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	07/01/2013	A	441,602
855,000	Detroit, MI Water Supply System[1]	5.500	07/01/2026	07/01/2018	A	962,875
200,000	Detroit, MI Water Supply System[1]	5.750	07/01/2026	07/01/2018	A	228,706
3,070,000	Dickinson County, MI Healthcare System[1]	5.700	11/01/2018	04/28/2013	A	3,073,807
3,830,000	Ecorse City, MI GO1	5.800	11/01/2026	11/10/2019	A	4,123,953
10,000	Grand Rapids, MI Charter Township (Porter Hills Foundation)	5.200	07/01/2014	04/28/2013	A	10,018
10,000	Huron Shore, MI Regional Utility Authority (Water & Sewer System)	5.625	05/01/2015	05/01/2013	A	10,049
5,000	Kalamazoo, MI (Downtown Devel.)[1]	6.000	04/01/2013	04/01/2013		5,002
3,560,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2023	11/01/2019	A	4,047,400
6,895,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2024	11/01/2019	A	7,692,200
7,250,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2025	11/01/2019	A	8,029,810
7,620,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2026	11/01/2019	A	8,390,077
8,010,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2027	11/01/2019	A	8,789,613
8,855,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2029	11/01/2019	A	9,622,463
10,010,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2032	11/01/2019	A	10,767,757

54	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Michigan Continued
$ 1,500,000	MI Finance Authority (School District)[1]	5.000%	06/01/2017	06/01/2017		$1,682,550
2,400,000	MI Finance Authority (School District)[1]	5.000	06/01/2018	06/01/2018		2,726,928
1,820,000	MI Finance Authority (School District)[1]	5.000	06/01/2019	06/01/2019		2,105,849
1,150,000	MI Finance Authority (School District)[1]	5.000	06/01/2020	06/01/2020		1,334,449
15,000,000	MI Finance Authority (Unemployment Obligation Assessment)[1]	5.000	07/01/2023	07/01/2014	A	15,855,300
2,390,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2023	06/01/2022	A	2,847,494
2,765,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2024	06/01/2022	A	3,241,880
2,895,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2025	06/01/2022	A	3,352,236
2,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2026	06/01/2022	A	2,295,320
2,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2027	06/01/2022	A	2,281,620
130,000	MI Hospital Finance Authority (Memorial Hospital)[1]	5.750	11/15/2015	04/28/2013	A	130,321
1,025,000	MI Hospital Finance Authority (Memorial Hospital)[1]	5.875	11/15/2021	04/28/2013	A	1,026,855
20,000	MI Hospital Finance Authority (St. John Hospital)	5.750	05/15/2016	04/28/2013	A	20,951
4,000,000	MI Hospital Finance Authority (Trinity Health Credity Group)[1]	5.000	12/01/2027	06/01/2022	A	4,618,240
10,000,000	MI Hospital Finance Authority (Trinity Health Credity Group)[1]	5.000	12/01/2028	06/01/2022	A	11,476,600
10,000,000	MI Hospital Finance Authority (Trinity Health Credity Group)[1]	5.000	12/01/2029	06/01/2022	A	11,408,100
2,510,000	MI Hsg. Devel. Authority (Danbury Manor)	5.300	06/01/2035	05/01/2013	A	2,593,859
16,685,000	MI Hsg. Devel. Authority, Series A1	5.150	10/01/2029	04/28/2013	A	16,796,456
50,000	MI Hsg. Devel. Authority, Series A1	5.300	10/01/2037	04/01/2013	A	50,050
50,000	MI Municipal Bond Authority[1]	6.000	11/01/2023	04/28/2013	A	50,223
5,000	MI Municipal Bond Authority	7.100	11/01/2014	04/28/2013	A	5,024
230,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	5.000	12/01/2013	12/01/2013		231,948
9,695,000	MI Tobacco Settlement Finance Authority[1]	5.125	06/01/2022	07/08/2019	B	9,069,769
750,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A1	6.600	06/01/2022	04/28/2013	A	752,220

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	55

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Michigan Continued
$20,000,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	6.250%	08/01/2023	08/01/2014	A	$20,879,400
1,365,000	Star International Academy, MI (Public School Academy)[1]	5.000	03/01/2022	01/17/2020	A	1,445,467
7,225,000	Wayne County, MI Airport Authority[1]	4.000	12/01/2020	12/01/2020		8,021,629
13,415,000	Wayne County, MI Airport Authority[1]	5.000	12/01/2021	12/01/2021		15,904,019
10,890,000	Wayne County, MI Airport Authority[1]	5.000	12/01/2022	12/01/2021	A	12,686,088
6,250,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000	12/01/2024	12/01/2017	A	6,967,563
5,830,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.250	12/01/2021	12/01/2015	A	6,461,389
7,265,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.250	12/01/2025	12/01/2015	A	7,950,889
1,925,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	04/28/2013	A	1,932,989
2,880,000	Wayne, MI Charter County GO1	6.750	11/01/2039	07/17/2019	A	3,282,739
20,000	Wexford County, MI Water Supply System[1]	6.250	11/01/2024	04/28/2013	A	20,255
						400,773,522
Minnesota—0.0%
180,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2014	03/01/2014		184,721
145,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2014	09/01/2014		150,829
145,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2015	03/01/2015		151,435
150,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2015	09/01/2015		158,333
160,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2017	03/01/2017		169,509
330,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2017	09/01/2017		351,932
335,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2018	03/01/2018		355,673
345,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2018	09/01/2018		368,250
						1,890,682
Mississippi—0.7%
50,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.500	07/01/2021	04/28/2013	A	50,108
580,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750	07/01/2031	04/28/2013	A	580,945

56	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Mississippi Continued
$ 50,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.125%	07/01/2015	04/28/2013	A	$50,177
745,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	04/28/2013	A	747,175
25,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150	09/01/2028	10/16/2013	A	25,210
22,320,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	04/28/2013	A	22,387,406
295,000	MS Home Corp. (Single Family Mtg.)[1]	5.300	12/01/2023	04/28/2013	A	303,343
1,985,000	MS Home Corp. (Single Family Mtg.)[1]	6.375	12/01/2032	04/28/2013	A	2,146,003
105,000	MS Home Corp. (Valley State Student Hsg.)	5.300	12/01/2028	01/09/2027	B	68,569
8,110,000	MS Hospital Equipment & Facilities Authority (MBHS/MBMC Obligated Group)[1]	5.000	08/15/2026	08/15/2017	A	8,695,137
100,000	MS Small Business Enterprise[1]	4.750	12/01/2017	06/01/2013	A	100,501
50,000	MS Small Business Enterprise	5.700	12/01/2013	04/28/2013	A	50,202
20,000	Tupelo, MS GO1	5.900	08/01/2013	08/01/2013		20,384
3,000,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	5.850	11/01/2027	11/01/2013	A	3,081,600
1,075,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	6.250	09/01/2023	04/28/2013	A	1,079,472
						39,386,232
Missouri—0.9%
90,000	Belton, MO Tax Increment (Belton Town Center)	5.000	03/01/2014	03/01/2014		91,142
125,000	Belton, MO Tax Increment (Belton Town Center)	5.125	03/01/2015	03/01/2015		127,751
100,000	Belton, MO Tax Increment (Belton Town Center)	5.250	03/01/2016	03/01/2016		102,886
365,000	Bi-State Devel. Agency, MO of the Missouri-Illinois Metro District (Metrolink Cross County)[1]	5.000	10/01/2032	10/01/2013	A	372,030
335,000	Branson, MO IDA (Branson Hills Redevel.)	6.250	05/01/2013	05/01/2013		335,546
25,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)[1]	5.300	05/15/2028	04/28/2013	A	25,043
25,000	Kansas City, MO Passenger Facility[1]	5.000	04/01/2023	04/28/2013	A	25,093
900,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150	06/01/2016	03/15/2014	A	940,059
400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	5.000	06/01/2021	12/01/2013	A	416,884

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	57

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Missouri Continued
$ 2,100,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	5.625%	06/01/2023	09/01/2014	A	$2,180,346
790,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.200	11/01/2022	11/01/2018	B	782,211
1,300,000	Meadows, MO Transportation Devel. District[1]	5.400	05/01/2035	05/01/2018	A	1,393,249
1,000,000	MO Devel. Finance Board (Branson Landing)[1]	5.500	12/01/2024	06/01/2014	A	1,060,920
1,500,000	MO Devel. Finance Board (Branson Landing)[1]	5.625	12/01/2028	06/01/2014	A	1,593,570
750,000	MO Devel. Finance Board (Independence Electric System)[1]	5.625	06/01/2029	06/01/2014	A	796,785
5,000	MO Environmental Improvement & Energy Resources Authority[1]	5.125	01/01/2019	04/28/2013	A	5,020
25,000	MO Environmental Improvement & Energy Resources Authority[1]	5.450	01/01/2018	04/28/2013	A	25,077
580,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	04/28/2013	A	582,517
340,000	MO Environmental Improvement & Energy Resources Authority (Union Electric Company)[1]	5.450	10/01/2028	04/28/2013	A	340,510
115,000	MO Environmental Improvement & Energy Resources Authority (Union Electric Company)	5.450	10/01/2028	04/28/2013	A	115,384
20,000,000	MO H&EFA (SLHS/SLHOKC Obligated Group)[1]	5.500	11/15/2028	11/15/2018	A	22,935,600
3,390,000	MO H&EFA (Southwest Baptist University)[1]	5.000	10/01/2027	10/01/2022	A	3,717,745
15,000	MO Monarch-Chesterfield Levee District[1]	5.750	03/01/2019	04/28/2013	A	15,061
10,000	MO Southern State College (Auxiliary Enterprise System)[1]	5.500	04/01/2023	04/28/2013	A	10,018
275,000	Raymore, MO Tax Increment	5.125	03/01/2014	03/01/2014		239,151
230,000	Raymore, MO Tax Increment	5.125	03/01/2015	03/01/2015		171,704
1,590,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.200	11/01/2021	05/01/2013	A	1,590,350
500,000	St. Joseph, MO IDA (Shoppes at North Village)	5.100	11/01/2019	11/01/2014	A	502,965
1,165,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2021	07/01/2021		1,342,546
1,345,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2024	07/01/2022	A	1,513,502
3,705,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2024	07/01/2017	A	4,093,247

58	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Missouri Continued
$ 1,215,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000%	07/01/2026	07/01/2022	A	$1,339,307
100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	6.250	07/01/2029	07/01/2019	A	116,644
1,350,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)	5.000	05/01/2024	08/27/2021	B	1,324,053
						50,223,916
Montana—0.0%
215,000	Crow, MT Finance Authority (Tribal)[1]	5.700	10/01/2027	04/28/2013	A	215,484
120,000	Forsyth, MT Pollution Control (Puget Sound Energy)[1]	5.000	03/01/2031	04/28/2013	A	121,364
						336,848
Multi States—0.7%
10,000,000	Centerline Equity Issuer Trust1,[6]	6.000	05/15/2015	04/30/2015	C	10,883,100
8,000,000	Munimae TE Bond Subsidiary[1]	5.300	11/29/2049	09/30/2015	C	7,759,520
3,000,000	Munimae TE Bond Subsidiary[1]	5.500	11/29/2049	09/30/2015	C	2,489,790
3,794,931	Public Hsg. Capital Fund Multi-State Revenue Trust I1	4.500	07/01/2022	07/01/2022		4,043,082
3,123,545	Public Hsg. Capital Fund Multi-State Revenue Trust II1	4.500	07/01/2022	07/01/2022		3,312,863
9,336,331	Public Hsg. Capital Fund Multi-State Revenue Trust III[1]	5.000	07/01/2022	07/01/2022		9,729,764
						38,218,119
Nebraska—0.5%
125,000	NE Central Plains Gas Energy[1]	5.000	12/01/2013	12/01/2013		128,993
10,000,000	NE Central Plains Gas Energy[1]	5.000	09/01/2027	09/01/2022	A	11,294,800
750,000	NE Central Plains Gas Energy	5.250	12/01/2018	12/01/2018		851,663
30,000	NE Investment Finance Authority (Multifamily Hsg.)[1]	6.200	06/01/2028	04/28/2013	A	30,061
3,540,000	NE Investment Finance Authority (Single Family Hsg.)[1]	5.250	09/01/2026	09/01/2020	A	3,852,547
1,395,000	NE Public Power District[1]	5.000	01/01/2019	01/01/2018	A	1,632,736
1,500,000	NE Public Power District[1]	5.000	01/01/2020	01/01/2018	A	1,740,570
1,300,000	NE Public Power District[1]	5.000	01/01/2021	01/01/2018	A	1,504,607
1,100,000	NE Public Power District[1]	5.000	01/01/2022	01/01/2018	A	1,265,495
2,000,000	NE Public Power District[1]	5.000	01/01/2023	01/01/2018	A	2,294,980
1,375,000	NE Public Power District[1]	5.000	01/01/2024	01/01/2018	A	1,577,799
1,000,000	NE Public Power District[1]	5.000	01/01/2025	01/01/2018	A	1,147,490
1,100,000	NE Public Power District[1]	5.000	01/01/2026	01/01/2018	A	1,256,508
						28,578,249

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	59

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Nevada—0.7%
$ 890,000	Clark County, NV Improvement District (Summerlin South Area)	5.000%	02/01/2017	02/01/2017		$940,178
970,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2018	02/01/2018		1,026,260
1,035,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2019	02/01/2019		1,096,127
595,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2020	02/01/2020		628,451
980,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2021	02/01/2021		1,031,195
25,000	Henderson, NV Health Care Facility (Catholic Healthcare West/Bakersfield Memorial Hospital Obligated Group)[1]	5.625	07/01/2024	07/01/2014	A	26,569
140,000	Henderson, NV Redevel. Agency Tax Allocation[1]	5.100	10/01/2020	10/01/2013	A	140,962
50,000	Henderson, NV Redevel. Agency Tax Allocation	6.900	10/01/2017	04/28/2013	A	50,601
25,000	Henderson, NV Redevel. Agency Tax Allocation	7.200	10/01/2025	10/01/2013	A	25,178
100,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.375	06/01/2014	06/01/2014		102,858
250,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.500	06/01/2015	06/01/2013	A	258,403
1,440,000	North Las Vegas, NV GO1	5.000	05/01/2024	05/01/2016	A	1,509,106
1,000,000	North Las Vegas, NV GO1	5.000	05/01/2025	05/01/2016	A	1,042,730
1,350,000	North Las Vegas, NV GO1	5.000	05/01/2027	05/01/2016	A	1,399,896
5,440,000	North Las Vegas, NV GO1	5.000	05/01/2028	05/01/2016	A	5,629,366
10,875,000	North Las Vegas, NV GO1	5.000	05/01/2030	05/01/2016	A	11,192,659
160,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2022	10/01/2016	A	169,894
1,705,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	A	1,804,333
3,725,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2026	10/01/2016	A	3,892,923
6,605,000	NV Hsg. Division (Multi-Unit Hsg.)[1]	5.700	10/01/2033	04/28/2013	A	6,712,265
260,000	NV Hsg. Division (Multi-Unit Hsg.)[1]	5.900	10/01/2016	04/28/2013	A	260,853
15,000	NV Hsg. Division (Single Family Mtg.)[1]	5.650	04/01/2022	04/28/2013	A	15,026
100,000	Reno, NV Capital Improvement[1]	5.500	06/01/2019	04/28/2013	A	100,259
300,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2014	04/28/2013	A	300,717
100,000	Reno, NV Redevel. Agency (Downtown Redevel.)[1]	5.000	09/01/2017	04/28/2013	A	100,187
725,000	West Wendover, NV (Recreation District)	5.375	12/01/2019	04/28/2013	A	726,037

60	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Nevada Continued
$ 1,510,000	West Wendover, NV (Recreation District)	5.400%	12/01/2017	04/28/2013	A	$1,512,446
710,000	West Wendover, NV (Recreation District)	5.400	12/01/2021	04/28/2013	A	710,802
65,000	West Wendover, NV (Recreation District)	6.250	12/01/2021	04/28/2013	A	65,162
						42,471,443
New Hampshire—0.3%
285,000	NH Business Finance Authority (Pennichuck Water Works)	6.300	05/01/2022	04/28/2013	A	286,268
4,500,000	NH Business Finance Authority (Public Service Company of New Hampshire)[1]	4.750	05/01/2021	06/21/2013	A	4,632,210
2,755,000	NH H&EFA (Elliot Hospital/Elliot Health System Obligated Group)[1]	5.600	10/01/2022	10/01/2013	A	2,954,407
7,865,000	NH H&EFA (Southern New Hampshire Medical Center/Southern New Hampshire Health System Obligated Group)[1]	5.000	10/01/2032	10/01/2017	A	8,456,684
60,000	NH HFA (Prescott Hills Apartments)[1]	6.150	07/01/2040	04/28/2013	A	60,097
50,000	NH HFA (Single Family Mtg.)[1]	5.000	07/01/2031	01/01/2016	A	51,614
175,000	NH HFA (Single Family Mtg.)[1]	5.200	01/01/2024	07/01/2013	A	179,729
20,000	NH HFA (Single Family Mtg.)[1]	5.240	07/01/2030	04/28/2013	A	20,019
10,000	NH HFA (Single Family Mtg.)[1]	5.450	07/01/2021	04/28/2013	A	10,019
360,000	NH HFA (Single Family Mtg.)[1]	5.750	01/01/2037	06/05/2013	A	361,174
35,000	NH HFA (Single Family Mtg.)[1]	5.850	07/01/2017	04/28/2013	A	35,112
1,275,000	NH HFA (Single Family Mtg.)[1]	5.850	01/01/2034	07/01/2013	A	1,324,789
5,000	NH HFA (Single Family Mtg.)[1]	5.900	07/01/2028	04/28/2013	A	5,008
25,000	NH HFA (Single Family Mtg.)[1]	6.100	07/01/2028	04/28/2013	A	25,179
						18,402,309
New Jersey—1.7%
4,335,000	Essex County, NJ Improvement Authority (Ballantyne House)[1]	4.850	11/01/2032	04/28/2013	A	4,339,032
5,000	Mount Holly, NJ Municipal Utilities Authority	4.750	12/01/2018	04/28/2013	A	5,016
1,075,000	Newark, NJ GO (Special Emergency Notes)	2.000	12/11/2013	12/11/2013		1,080,558
2,750,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000	06/01/2025	06/01/2013	A	2,760,863
595,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2031	07/01/2014	A	625,030
4,320,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2033	07/01/2014	A	4,538,030
1,255,000	NJ EDA (Paterson Charter School)[1]	5.000	07/01/2022	04/22/2019	B	1,333,262
2,000,000	NJ EDA (School Facilities Construction)[1]	5.750	09/01/2023	03/01/2021	A	2,466,580

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	61

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

New Jersey Continued
$ 990,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000%		07/01/2027	07/01/2017	A	$1,046,014
1,275,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.200		07/01/2013	04/28/2013	A	1,275,752
5,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300		07/01/2023	04/28/2013	A	5,000,000
245,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2014	04/28/2013	A	245,394
13,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2023	03/22/2017	A	14,160,510
10,000,000	NJ Health Care Facilities Financing Authority (Virtual Health)[1]	6.000		07/01/2029	01/01/2014	A	10,217,000
43,615,000	NJ Tobacco Settlement Financing Corp.[1]	4.500		06/01/2023	09/23/2016	A	43,642,041
5,000,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2026	06/15/2021	A	5,901,150
							98,636,232
New Mexico—0.0%
50,000	NM Educational Assistance Foundation[1]	5.900		09/01/2031	04/28/2013	A	50,073
10,000	NM Finance Authority (Revolving Fund)[1]	4.750		06/01/2016	04/28/2013	A	10,037
125,000	NM Hospital Equipment Loan Council (PHSvcs/BCHCC/PHCF Obligated Group)[1]	6.125		08/01/2028	08/01/2018	A	148,044
225,000	NM Regional Hsg. Authority (Washington Place Apartments)	5.500		08/15/2020	10/31/2017	B	183,906
10,000	University of New Mexico[1]	4.750		01/01/2028	07/01/2014	A	10,202
							402,262
New York—2.7%
8,000,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	06/01/2013	A	8,070,320
13,000,000	NY MTA[1]	0.556	[4]	11/01/2032	11/01/2014	C	13,000,130
15,000,000	NY MTA[1]	0.666	[4]	11/01/2032	11/01/2015	C	14,999,250
15,120,000	NY MTA, Series B1	5.000		11/15/2025	11/15/2015	A	16,916,105
14,945,000	NY Triborough Bridge & Tunnel Authority	0.190	[4]	01/01/2019	04/04/2013	A	14,945,000
4,800,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	05/16/2015	A	4,832,016
15,000,000	NYC GO1	4.900	[4]	12/15/2028	04/07/2013	A	15,438,150
13,695,000	NYC Transitional Finance Authority[1]	5.500		11/01/2028	11/01/2015	A	15,279,238
4,855,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	04/28/2013	A	4,856,651

62	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

New York Continued
$ 5,055,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750%		12/01/2025	04/28/2013	A	$5,056,213
40,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	12/01/2015	A	44,157,200
2,500,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	09/19/2034	B	2,164,275
							159,714,548
North Carolina—0.9%
40,000,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	0.350	[4]	01/15/2043	04/04/2013	A	40,000,000
720,000	NC Medical Care Commission (AHA1HC/AHA3HC/AHA4HC/AHACHC/AHEHC/AHA7HC Obligated Group)	5.500		10/01/2024	10/01/2014	A	757,829
1,000,000	NC Medical Care Commission (AHACHC)	5.800		10/01/2034	10/01/2014	A	1,052,370
1,620,000	NC Medical Care Commission (Catholic Health East)[1]	5.250		11/15/2022	05/15/2017	A	1,779,262
1,970,000	NC Medical Care Commission (Catholic Health East)[1]	5.250		11/15/2023	05/15/2017	A	2,146,433
1,040,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital Obligated Group)[1]	5.000		11/01/2017	11/01/2013	A	1,068,610
525,000	NC Medical Care Commission (Scotland Memorial Hospital)[1]	5.500		10/01/2019	04/28/2013	A	526,328
2,000,000	NC Medical Care Commission (University Health Systems of Eastern Carolina)[1]	6.000		12/01/2029	12/01/2018	A	2,361,060
							49,691,892
North Dakota—0.0%
50,000	Bismarck, ND Health Care Facilities (St. Alexius Medical Center/Garrison Memorial Hospital Obligated Group)[1]	5.000		07/01/2028	04/28/2013	A	50,066
100,000	ND Board of Higher Education Student Services Facilities	5.500		08/01/2023	08/01/2015	A	102,685
							152,751
Ohio—3.7%
1,000,000	Akron Bath Copley, OH Joint Township Hospital District (Children’s Hospital Medical Center of Akron)[1]	5.000		11/15/2024	05/15/2022	A	1,138,200
3,450,000	Akron Bath Copley, OH Joint Township Hospital District (Children’s Hospital Medical Center of Akron)[1]	5.000		11/15/2025	05/15/2022	A	3,888,116

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	63

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Ohio Continued
$50,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125%	06/01/2024	07/10/2020	B	$46,964,984
8,210,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375	06/01/2024	07/10/2020	B	7,725,692
13,925,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2030	12/24/2027	B	12,603,796
1,000,000	Butler County, OH GO1	5.000	12/01/2022	12/01/2022		1,239,340
70,000	Centerville, OH GO1	5.625	12/01/2026	06/01/2013	A	70,582
45,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)	7.000	06/01/2018	04/28/2013	A	45,039
750,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Christian Home)[1]	5.250	11/15/2015	05/15/2013	A	758,513
1,330,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.375	05/15/2018	05/15/2013	A	1,331,742
270,000	Cleveland-Cuyahoga County, OH Port Authority (Universal Heat Treating)[1]	6.500	11/15/2014	04/28/2013	A	270,510
46,435,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	04/28/2013	A	46,516,726
3,060,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	04/28/2013	A	3,174,781
1,195,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)	5.125	05/15/2022	08/04/2016	A	1,224,158
1,585,000	Dublin, OH Industrial Devel. (Dublin Health Care Corp.)	7.500	12/01/2016	04/28/2013	A	1,585,682
540,000	Field, OH Local School District (School Facilities Construction & Improvement)	5.000	12/01/2027	06/01/2015	A	554,823
1,000,000	Field, OH Local School District (School Facilities Construction & Improvement)	5.000	12/01/2032	06/01/2015	A	1,024,250
995,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	06/25/2015	B	1,045,874
1,500,000	Hamilton County, OH Health Care Facilities (Christ Hospital)[1]	5.250	06/01/2023	06/01/2022	A	1,765,320
5,715,000	Hamilton County, OH Health Care Facilities (Christ Hospital)[1]	5.250	06/01/2024	06/01/2022	A	6,631,972
6,200,000	Hamilton County, OH Health Care Facilities (Christ Hospital)[1]	5.250	06/01/2025	06/01/2022	A	7,116,732
9,935,000	Hamilton County, OH Health Care Facilities (Christ Hospital)[1]	5.250	06/01/2026	06/01/2022	A	11,329,079
7,000,000	Hamilton County, OH Health Care Facilities (Christ Hospital)[1]	5.250	06/01/2027	06/01/2022	A	7,928,620
20,000	Knox County, OH (Job & Family Services Building Construction)[1]	5.000	12/01/2022	04/28/2013	A	20,041

64	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Ohio Continued
$ 10,000	Lake County, OH Sewer District Improvements[1]	5.850%	12/01/2016	04/28/2013	A	$10,046
535,000	Lucas County, OH GO1	6.500	12/01/2016	04/28/2013	A	537,777
205,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2022	09/01/2022		242,470
260,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2023	09/01/2021	A	305,796
275,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2024	09/01/2021	A	320,595
290,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2025	09/01/2021	A	335,977
305,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2026	09/01/2021	A	348,734
320,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2027	09/01/2021	A	365,050
40,000	OH Capital Corp. for Hsg. (The Conifers)[1]	6.300	06/01/2028	04/28/2013	A	40,081
460,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	06/01/2013	A	468,188
30,000	OH HFA[1]	5.250	09/01/2030	04/28/2013	A	30,036
5,000,000	OH Higher Education Facility Commission (Cleveland Clinic Health System)[1]	5.000	01/01/2027	01/01/2022	A	5,808,850
8,000,000	OH Higher Education Facility Commission (Cleveland Clinic Health System)[1]	5.000	01/01/2028	01/01/2022	A	9,247,280
2,000,000	OH Higher Education Facility Commission (Cleveland Clinic Health System)[1]	5.000	01/01/2029	01/01/2022	A	2,300,180
2,915,000	Penta, OH Career Center COP[1]	5.250	04/01/2024	04/01/2022	A	3,509,223
2,080,000	Penta, OH Career Center COP[1]	5.250	04/01/2025	04/01/2022	A	2,473,224
1,900,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[5]	6.300	02/15/2024	10/07/2019	B	1,146,251
1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[5]	6.400	02/15/2034	02/27/2030	B	1,176,591
3,480,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[1]	5.000	12/01/2026	06/01/2022	A	3,862,522
750,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	847,868
215,000	Scioto County, OH Marine Terminal Facility (Norfolk & Western Railway Company)	5.300	08/15/2013	04/28/2013	A	215,776

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	65

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Ohio Continued
$ 1,370,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	5.250%	01/01/2024	01/01/2021	A	$1,577,281
10,000	Toledo, OH GO1	6.350	12/01/2025	04/28/2013	A	10,043
2,315,000	Toledo-Lucas County, OH Port Authority (Bax Global)	6.250	11/01/2013	09/13/2013	B	2,319,422
$325,000	Toledo-Lucas County, OH Port Authority (Creekside Devel. Company)[1]	6.600	11/15/2015	04/28/2013	A	325,302
10,760,000	Toledo-Lucas County, OH Port Authority (Crocker Park)	5.250	12/01/2023	12/01/2013	A	11,181,469
1,425,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	11/15/2013	A	1,472,168
210,000	Toledo-Lucas County, OH Port Authority (Woodsage Properties)[1]	5.400	05/15/2014	11/14/2013	B	211,004
						216,643,776
Oklahoma—1.3%
85,000	Cherokee County, OK EDA (NSU Student Hsg.)	5.250	12/01/2034	12/01/2015	A	87,079
20,000	OK Colleges Board of Regents COP (Lease Rentals)[1]	5.375	04/01/2022	04/28/2013	A	20,040
30,000	OK HFA (Single Family Mtg.)[1]	5.400	09/01/2029	04/28/2013	A	30,040
1,165,000	Oklahoma County, OK HFA (Single Family Mtg.)[1]	6.600	10/01/2035	04/28/2013	A	1,230,590
1,000,000	Tulsa, OK Airports[1]	5.375	06/01/2024	06/01/2015	A	1,060,850
69,820,000	Tulsa, OK Municipal Airport Trust (American Airlines)	7.750	06/01/2035	12/01/2014	C	76,082,156
						78,510,755
Oregon—0.1%
25,000	Hillsboro, OR Hospital Facilities Auth (Tuality Healthcare)[1]	5.375	10/01/2026	04/28/2013	A	25,022
25,000	Jackson County, OR Airport	5.125	12/01/2023	04/28/2013	A	25,085
15,000	Klamath Falls, OR Airport[1]	5.500	07/01/2016	04/28/2013	A	15,065
65,000	OR Facilities Authority (College Housing Northwest)[1]	5.300	10/01/2022	10/01/2013	A	65,278
20,000	OR GO1	5.375	08/01/2028	04/28/2013	A	20,025
15,000	OR GO (Alternate Energy)[1]	5.400	07/01/2016	04/28/2013	A	15,064
45,000	OR GO (Elderly & Disabled Hsg.)[1]	4.800	08/01/2024	04/28/2013	A	45,049
30,000	OR GO (Elderly & Disabled Hsg.)	5.450	08/01/2013	04/28/2013	A	30,042
65,000	OR GO (Elderly & Disabled Hsg.)[1]	5.550	08/01/2016	04/28/2013	A	65,174
20,000	OR GO (Elderly & Disabled Hsg.)[1]	5.600	08/01/2019	04/28/2013	A	20,044
60,000	OR GO (Elderly & Disabled Hsg.)[1]	5.650	08/01/2026	04/28/2013	A	60,100
35,000	OR GO (Elderly & Disabled Hsg.)[1]	5.700	08/01/2016	04/28/2013	A	35,097

66	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Oregon Continued
$ 35,000	OR GO (Elderly & Disabled Hsg.)[1]	5.800%	08/01/2027	04/28/2013	A	$35,061
20,000	OR GO (Elderly & Disabled Hsg.)[1]	6.000	08/01/2026	04/28/2013	A	20,039
15,000	OR GO (Elderly & Disabled Hsg.)[1]	6.200	08/01/2020	04/28/2013	A	15,039
40,000	OR GO (Elderly & Disabled Hsg.)[1]	6.300	08/01/2026	04/28/2013	A	40,088
500,000	OR Health & Science University[1]	5.000	07/01/2023	07/01/2022	A	603,870
1,000,000	OR Health & Science University[1]	5.000	07/01/2026	07/01/2022	A	1,175,610
20,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series F1	5.250	07/01/2022	04/28/2013	A	20,315
15,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series N1	5.250	07/01/2032	04/28/2013	A	15,017
30,000	Port Umatilla, OR Water[1]	6.450	08/01/2014	08/01/2013	A	30,602
1,270,000	Portland, OR Hsg. Authority (Clay Street Apartments)	5.500	12/01/2021	04/28/2013	A	1,274,585
1,090,000	Portland, OR Hsg. Authority (Columbia Street Apartments)	5.500	12/01/2021	04/28/2013	A	1,093,935
1,000,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)	5.000	01/01/2016	03/25/2015	B	1,007,890
						5,753,096
Pennsylvania—3.8%
1,600,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.100	07/01/2014	01/07/2014	B	1,642,400
4,445,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	7.000	11/01/2017	04/28/2013	A	4,446,289
5,335,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2025	05/01/2022	A	5,935,828
2,780,000	Allentown, PA Neighborhood Improvement Zone	5.000	05/01/2026	05/01/2022	A	3,070,343
925,000	Bucks County, PA IDA (School Lane Foundation)[1]	4.600	03/15/2017	10/07/2015	B	968,762
4,895,000	Chester County, PA H&EFA (Chester County Hospital)[1]	5.875	07/01/2016	04/28/2013	A	4,916,734
800,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2021	04/28/2013	A	801,680
2,305,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)	6.250	01/01/2024	01/01/2019	A	2,658,818
1,000,000	Delaware Valley, PA Regional Financial Authority[1]	5.700	07/01/2027	07/01/2027		1,210,690
5,500,000	Lehigh Northampton, PA Airport Authority[1]	6.000	05/15/2025	04/28/2013	A	5,508,140
1,395,000	Lycoming County, PA Authority (Pennsylvania College of Technology)[1]	5.000	05/01/2026	05/01/2022	A	1,578,512
7,350,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	04/28/2013	A	7,381,091

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	67

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Pennsylvania Continued
$ 1,400,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250%	10/01/2027	04/28/2013	A	$1,401,246
35,000,000	Montgomery County, PA IDA[2]	5.750	08/01/2030	08/01/2030		38,391,500
32,235,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	02/25/2019	A	37,856,784
12,300,000	PA EDFA (National Gypsum Company)	6.125	11/01/2027	11/01/2027		12,147,603
8,120,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	11/01/2027		8,115,534
500,000	PA EDFA (Northampton Generating)[5]	6.500	01/01/2013	01/01/2013		317,240
1,270,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2020	04/28/2013	A	1,272,921
7,045,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	04/28/2013	A	7,052,679
8,340,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	04/28/2013	A	8,349,091
295,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	04/28/2013	A	295,218
25,000	PA HEFA (University of the Arts)	5.500	03/15/2020	04/28/2013	A	25,034
785,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2025	01/01/2022	A	891,179
1,970,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2027	01/01/2022	A	2,193,497
1,675,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	06/01/2024	12/01/2016	A	1,786,053
31,900,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	6.250	07/01/2023	07/01/2017	A	35,654,949
4,180,000	Reading, PA GO1	5.625	11/15/2020	10/01/2017	B	4,333,573
4,175,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.000	11/15/2021	05/15/2020	A	4,807,930
8,310,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.000	11/15/2022	05/15/2020	A	9,416,809
795,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.250	11/15/2023	05/15/2020	A	908,431
4,855,000	Susquehanna, PA Area Regional Airport Authority	5.000	01/01/2020	01/01/2020		5,379,000
4,120,000	Susquehanna, PA Area Regional Airport Authority	5.000	01/01/2023	01/01/2023		4,533,854
25,000	Westmoreland County, PA GO	4.700	12/01/2022	06/01/2013	A	25,070
						225,274,482
Rhode Island—1.9%
15,000	Exeter West Greenwich, RI Regional School District[1]	5.000	09/15/2017	04/28/2013	A	15,059
220,000	Providence, RI Public Building Authority (School & Public Facilties)[1]	5.250	12/15/2018	04/28/2013	A	220,411

68	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Rhode Island Continued
$ 465,000	Providence, RI Public Building Authority, Series A1	5.000%	12/15/2017	04/28/2013	A	$465,851
400,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	04/28/2013	A	400,980
420,000	Providence, RI Public Building Authority, Series A1	5.375	12/15/2021	04/28/2013	A	420,622
5,065,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	5,745,179
25,000	Providence, RI Public Building Authority, Series B	5.500	12/15/2014	04/28/2013	A	25,085
915,000	RI Clean Water Finance Agency (Triton Ocean)[1]	5.800	09/01/2022	04/28/2013	A	916,290
20,000	RI Economic Devel. Corp. (Rhode Island Dept. of Transportation)[1]	5.000	06/15/2015	06/15/2013	A	20,197
5,000,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[1]	7.000	05/15/2039	05/15/2019	A	5,958,050
195,000	RI Health & Educational Building Corp. (Johnson & Wales University)	6.100	04/01/2026	10/01/2013	A	196,287
505,000	RI Health & Educational Building Corp. (Lifespan)[1]	5.250	05/15/2026	04/28/2013	A	505,677
1,065,000	RI Health & Educational Building Corp. (Providence Public Building Authority)[1]	5.000	05/15/2021	05/15/2017	A	1,183,034
4,025,000	RI Health & Educational Building Corp. (Providence Public Building Authority)[1]	5.000	05/15/2022	05/15/2017	A	4,425,085
4,065,000	RI Health & Educational Building Corp. (RIH/MHF/TMH/RIHF Obligated Group)[1]	5.750	05/15/2023	04/28/2013	A	4,073,537
15,000,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)[1]	5.000	05/15/2026	05/15/2016	A	15,987,150
145,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500	04/01/2027	04/28/2013	A	145,384
3,720,000	RI Student Loan Authority[2]	6.000	12/01/2023	06/20/2013	A	3,735,610
26,090,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250	06/01/2042	04/28/2013	A	26,872,700
7,920,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.000	06/01/2023	04/28/2013	A	8,026,524
30,360,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125	06/01/2032	04/28/2013	A	30,661,475
845,000	West Warwick, RI GO1	5.150	03/01/2022	04/28/2013	A	847,941
500,000	Woonsocket, RI GO1	6.000	10/01/2018	10/01/2018		489,475
						111,337,603

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	69

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

South Carolina—0.4%
$ 290,000	Allendale County, SC School District Energy Savings Special Obligation	7.000%		12/01/2013	12/01/2013		$295,411
50,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	5.600		12/01/2021	04/28/2013	A	50,056
110,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	5.700		10/01/2021	04/28/2013	A	110,132
215,000	Greenville County, SC Airport (Donaldson Industrial Air Park)	6.125		10/01/2017	11/15/2015	B	217,761
525,000	Greenville, SC Hospital System (Greenville Hospital System/GHS Partners in Health Obligated Group)[1]	5.000		05/01/2025	05/01/2013	A	526,990
210,000	Lee County, SC School Facilities, Series 2006	6.000		12/01/2019	12/01/2017	A	239,047
270,000	Lee County, SC School Facilities, Series 2006	6.000		12/01/2027	12/01/2017	A	293,161
2,110,000	Lexington, SC One School Facilities Corp. (Lexington County School District No. 1)[1]	5.250		12/01/2024	12/01/2015	A	2,338,513
2,340,000	Lexington, SC One School Facilities Corp. (Lexington County School District No. 1)[1]	5.250		12/01/2026	12/01/2015	A	2,573,860
9,955,000	Richland County, SC Environmental Improvement (International Paper Company)[1]	6.100		04/01/2023	04/28/2013	A	10,094,669
1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	5.604	[3]	01/01/2021	01/01/2021		69,383
720,000	SC Connector 2000 Assoc. Toll Road, Series B	5.702	[3]	01/01/2026	01/01/2026		28,793
30,000	SC Educational Facilities Authority (Southern Wesleyan University)	5.850		03/01/2016	04/28/2013	A	30,028
100,000	SC Educational Facilities Authority (Southern Wesleyan University)	6.000		03/01/2023	04/28/2013	A	100,082
5,140,000	SC Jobs EDA (Palmetto Health)[1]	6.250		08/01/2031	08/01/2013	A	5,239,819
							22,207,705
South Dakota—0.0%
315,000	SD Hsg. Devel. Authority (Homeownership)[1]	5.750		05/01/2031	11/01/2015	A	328,992
Tennessee—1.0%
10,000	Blount County, TN Hospital, Series B1	5.125		07/01/2019	04/28/2013	A	10,023
20,000	Dickson County, TN Water Authority	5.000		12/01/2021	04/28/2013	A	20,076
1,860,000	TN Energy Acquisition Gas Corp.[1]	5.000		02/01/2021	02/01/2021		2,117,908
19,530,000	TN Energy Acquisition Gas Corp.[1]	5.000		02/01/2023	02/01/2023		22,107,374

70	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Tennessee Continued
$10,000,000	TN Energy Acquisition Gas Corp.[1]	5.250%		09/01/2019	09/01/2019		$11,571,000
5,000,000	TN Energy Acquisition Gas Corp.[1]	5.250		09/01/2020	09/01/2020		5,817,800
3,000,000	TN Energy Acquisition Gas Corp.[1]	5.250		09/01/2021	09/01/2021		3,485,850
12,235,000	TN Energy Acquisition Gas Corp.[1]	5.250		09/01/2024	09/01/2024		14,318,376
							59,448,407
Texas—5.9%
605,000	Austin, TX Utility System	6.730	[3]	11/15/2014	05/15/2013	A	542,637
110,000	Bexar County, TX HFC (Doral Club)[1]	8.750		10/01/2036	01/15/2029	B	84,178
3,280,000	Bexar County, TX HFC (Dymaxion & Marbach Park Apartments)	6.100		08/01/2030	04/28/2013	A	3,312,374
35,000	Bexar County, TX HFC (Honey Creek Apartments)	5.875		04/01/2014	04/15/2013	A	35,024
460,000	Bexar County, TX HFC (Perrin Square)[1]	6.550		12/20/2034	04/28/2013	A	485,999
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	10/01/2038		9,752
320,000	Brazos River, TX Harbor Navigation District (Dow Chemical Company)[1]	6.625		05/15/2033	05/15/2013	A	321,203
75,000	Cass County, TX IDC (International Paper Company)[1]	6.000		09/01/2025	04/28/2013	A	75,296
285,000	Cass County, TX IDC (International Paper Company)[1]	6.600		03/15/2024	04/28/2013	A	286,268
360,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)[1]	7.750		02/15/2018	06/29/2016	B	386,672
60,000	Collin County, TX HFC (Community College District Foundation)	5.250		06/01/2023	07/08/2021	B	54,433
250,000	Dallas County, TX Utility & Reclamation District[1]	5.000		02/15/2024	08/15/2013	A	254,315
4,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2023	11/01/2020	A	4,563,040
4,250,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2023	11/01/2020	A	4,848,230
5,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2024	11/01/2020	A	5,658,700
5,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2024	11/01/2020	A	5,658,700
1,880,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2024	11/01/2020	A	2,192,230
8,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2025	11/01/2020	A	8,982,400
6,860,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2025	11/01/2020	A	7,702,408
3,375,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2025	11/01/2020	A	3,907,541

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	71

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Texas Continued
$12,540,000	Dallas-Fort Worth, TX International Airport[1]	5.000%		11/01/2026	11/01/2020	A	$13,968,055
3,875,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2026	11/01/2020	A	4,456,289
7,435,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2027	11/01/2020	A	8,213,370
7,655,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2027	11/01/2021	A	8,523,307
5,765,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2028	11/01/2021	A	6,390,445
6,955,000	Dallas-Fort Worth, TX International Airport[1]	5.000		11/01/2029	11/01/2018	A	7,632,904
550,000	Dallas-Fort Worth, TX International Airport[1]	5.500		11/01/2021	11/01/2013	A	566,825
35,000	Del Rio, TX Airport[1]	5.400		07/01/2019	04/28/2013	A	35,133
50,000	Eagle Pass, TX Waterworks & Sewer[1]	5.050		12/01/2017	04/28/2013	A	50,190
25,000	Fort Bend County, TX Municipal Utility District No. 118[1]	4.350		09/01/2016	04/28/2013	A	25,041
440,000	Gonzales, TX Healthcare System[1]	5.500		08/15/2019	04/28/2013	A	440,968
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000		04/01/2028	04/28/2013	A	340,575
14,465,000	Gulf Coast, TX Waste Disposal Authority (International Paper Company)[1]	6.100		08/01/2024	04/28/2013	A	14,523,439
3,950,000	Harris County, TX Cultural Education Facilities Finance Corp. (Baylor College Medicine)[1]	5.000		11/15/2026	11/15/2022	A	4,591,322
12,350,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)[1]	6.750		02/15/2021	04/28/2013	A	14,742,936
1,235,000	Harris County, TX Sports Authority Revenue[1,9]	5.250		11/15/2021	04/28/2013	A	1,247,350
1,685,000	Harris County-Houston, TX Sports Authority[1,9]	5.000		11/15/2025	04/28/2013	A	1,697,638
3,045,000	Harris County-Houston, TX Sports Authority[1,9]	5.000		11/15/2028	04/28/2013	A	3,060,225
535,000	Harris County-Houston, TX Sports Authority[1]	5.250		11/15/2022	04/28/2013	A	539,681
60,000	Harris County-Houston, TX Sports Authority[1]	5.250		11/15/2026	04/28/2013	A	60,375
5,035,000	Harris County-Houston, TX Sports Authority[1,9]	5.250		11/15/2030	04/28/2013	A	5,060,175
1,380,000	Harris County-Houston, TX Sports Authority[1,9]	5.250		11/15/2030	04/28/2013	A	1,382,815
700,000	Harris County-Houston, TX Sports Authority	5.473	[3]	11/15/2018	04/28/2013	A	516,404

72	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Texas Continued
$ 2,105,000	Harris County-Houston, TX Sports Authority[1]	5.750%	11/15/2019	04/28/2013	A	$2,126,050
1,090,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.500	07/15/2017	04/28/2013	A	1,094,120
3,060,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	6.125	07/15/2017	04/28/2013	A	3,063,733
3,000,000	Houston, TX Airport System[1]	5.000	07/01/2026	07/01/2021	A	3,478,680
6,150,000	Houston, TX Airport System[1]	5.000	07/01/2027	07/01/2022	A	6,964,814
2,000,000	Houston, TX Airport System[1]	5.000	07/01/2030	07/01/2022	A	2,234,560
470,000	Houston, TX HFC (Single Family Mtg.)[1]	6.750	06/01/2033	12/01/2014	A	486,257
600,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	4.000	02/15/2022	05/24/2018	B	632,796
1,000,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	5.875	05/15/2021	09/29/2017	B	1,144,670
600,000	Houston, TX Hotel Occupancy Tax & Special Revenue (Convention & Entertainment Facilities)[1]	5.000	09/01/2031	09/01/2013	A	609,396
1,095,000	Houston, TX Hsg. Corp. (6800 Long Drive Apartments)	6.625	02/01/2020	08/01/2013	A	1,105,381
35,000	Laredo, TX Independent School District Public Facility Corp.[1]	5.000	08/01/2024	08/01/2013	A	35,197
25,000	Leander, TX Independent School District[1]	5.000	08/15/2027	04/28/2013	A	25,088
22,940,000	McLennan County, TX Public Facility Corp.[1]	6.625	06/01/2035	11/18/2014	A	24,784,835
16,000,000	Mission, TX EDC (Waste Management)[1]	6.000	08/01/2020	08/01/2013	C	16,259,840
50,000	Montgomery County, TX Municipal Utility District No. 40 (Waterworks & Sewer)[1]	5.000	03/01/2019	04/28/2013	A	50,128
620,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)[1]	6.000	08/15/2032	02/15/2015	A	652,271
80,000	North Central TX HFDC (Children’s Medical Center)[1]	6.000	08/15/2016	04/28/2013	A	80,358
30,000	North Channel, TX Water Authority System	5.000	07/10/2015	04/28/2013	A	30,074
55,000	North East TX Hospital Authority (Northeast Medical Center Hospital)[1]	5.625	05/15/2022	04/28/2013	A	55,144
540,000	Permian Basin, TX HFC (Single Family Mtg.)[1]	5.650	01/01/2038	11/01/2014	A	567,259
620,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.450	06/01/2021	06/01/2021		38,756
40,000	Southlake Parks, TX Devel. Corp.[1]	5.375	08/15/2021	04/28/2013	A	40,151

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	73

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Texas Continued
$ 1,335,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (WPM/GPM Obligated Group)[1]	5.250%	09/20/2023	09/20/2018	A	$1,358,216
50,000	Texarkana, TX Health Facilities Devel Corp. (Wadley Regional Medical Center)[1]	5.250	10/01/2013	04/28/2013	A	50,086
4,030,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)[1]	7.375	10/01/2020	10/01/2020		5,559,304
235,000	Trinity, TX River Authority (TXU Energy Company)	6.250	05/01/2028	05/01/2028		14,102
9,630,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[1]	5.400	09/01/2022	09/01/2013	A	9,859,964
14,810,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[1]	5.550	03/01/2032	09/01/2013	A	15,029,780
70,000	TX Dept. of Hsg. & Community Affairs (Pebble Brook Apartments)[1]	5.550	12/01/2024	05/01/2013	A	70,144
65,000	TX Dept. of Hsg. & Community Affairs (Pebble Brook Apartments)[1]	5.600	12/01/2030	05/01/2013	A	65,100
1,665,000	TX Dept. of Hsg. & Community Affairs (Skyway Villas)	5.450	12/01/2022	04/28/2013	A	1,687,228
105,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.875	09/01/2022	04/18/2019	B	87,273
5,000	TX GO	5.750	08/01/2026	04/28/2013	A	5,022
150,000	TX GO (Water Financial Assistance)[1]	5.250	08/01/2022	04/28/2013	A	150,620
15,000	TX GO (Water Financial Assistance)[1]	5.750	08/01/2031	04/28/2013	A	15,204
55,000	TX Lower Colorado River Authority[1]	5.000	05/15/2020	04/28/2013	A	55,206
55,000	TX Lower Colorado River Authority[1]	5.000	05/15/2026	04/28/2013	A	55,206
400,000	TX Lower Colorado River Authority[1]	5.000	05/15/2031	05/15/2013	A	402,020
105,000	TX Lower Colorado River Authority[1]	5.500	05/15/2021	04/28/2013	A	105,400
1,375,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)	5.950	11/01/2034	06/01/2013	A	1,376,843
3,415,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.250	12/15/2023	12/15/2023		4,016,416
61,535,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	79,544,448
2,360,000	TX SA Energy Acquisition Public Facility Corp. (Gas Supply)[1]	5.500	08/01/2021	08/01/2021		2,767,973
2,570,000	TX Water Devel. Board[1]	5.250	07/15/2015	04/28/2013	A	2,623,353
25,000	TX Water Devel. Board (State Revolving Fund)[1]	5.375	07/15/2016	04/28/2013	A	25,107
6,745,000	Tyler, TX HFDC (East Texas Medical Center Regional Healthcare System/East Texas Medical Center Obligated Group)[1]	5.250	11/01/2027	11/01/2017	A	7,324,328

74	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Texas Continued
$ 650,000	West Travis County, TX Public Utility Agency[1]	3.000%		08/15/2015	08/15/2013	A	$653,881
820,000	West Travis County, TX Public Utility Agency[1]	3.000		08/15/2017	08/15/2013	A	823,239
550,000	West Travis County, TX Public Utility Agency[1]	3.500		08/15/2019	08/15/2013	A	552,134
50,000	Ysleta, TX Independent School District[1]	5.375		11/15/2024	05/15/2013	A	50,309
							347,314,326
U.S. Possessions—12.3%
2,700,000	Guam Education Financing Foundation COP (Guam Public School Facilities)	4.500		10/01/2026	10/01/2026		2,571,102
200,000	Guam International Airport Authority[1]	5.250		10/01/2014	10/01/2013	A	204,032
1,000,000	Guam International Airport Authority[1]	5.250		10/01/2022	04/28/2013	A	1,003,570
20,000	Guam International Airport Authority[1]	5.375		10/01/2017	10/01/2013	A	20,277
18,300,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.500		07/01/2028	07/01/2028		18,251,505
1,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	04/28/2013	A	1,011,260
5,780,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	04/28/2013	A	5,845,083
65,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	04/28/2013	A	65,732
10,750,000	Puerto Rico Commonwealth GO1	3.142	[4]	07/01/2018	07/01/2018		10,937,050
3,700,000	Puerto Rico Commonwealth GO1	3.162	[4]	07/01/2019	07/01/2019		3,749,506
4,160,000	Puerto Rico Commonwealth GO1	3.182	[4]	07/01/2020	07/01/2020		4,216,618
31,600,000	Puerto Rico Commonwealth GO1	4.750		12/01/2015	12/01/2013	A	31,990,576
17,580,000	Puerto Rico Commonwealth GO1	5.125		07/01/2024	07/01/2024		17,519,173
4,800,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	07/01/2031		4,585,872
8,500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	07/01/2016	A	8,591,715
3,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2025	07/01/2016	A	3,000,630
7,930,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	07/01/2026		7,891,936
5,685,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	07/01/2034		5,442,421
3,355,000	Puerto Rico Commonwealth GO1	5.500		07/01/2017	07/01/2017		3,597,533
1,125,000	Puerto Rico Commonwealth GO1	5.500		07/01/2017	07/01/2017		1,206,326
4,860,000	Puerto Rico Commonwealth GO1	5.500		07/01/2017	07/01/2017		5,211,329
60,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	07/01/2018	A	60,538,800
140,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	07/01/2022	A	142,016
2,160,000	Puerto Rico Commonwealth GO1	5.500		07/01/2027	07/01/2022	A	2,179,289
2,635,000	Puerto Rico Commonwealth GO1	5.625		07/01/2032	07/01/2016	A	2,641,719
1,430,000	Puerto Rico Commonwealth GO1	5.625		07/01/2033	07/01/2033		1,428,141

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	75

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

U.S. Possessions Continued
$ 1,125,000	Puerto Rico Commonwealth GO1	6.000%		07/01/2027	07/01/2018	A	$1,175,558
51,665,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	07/01/2016	A	53,188,084
10,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	07/01/2019	A	10,617,400
4,165,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2019	07/01/2016	A	4,248,050
4,715,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2024	07/01/2016	A	4,751,966
56,565,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250		07/01/2026	07/01/2015	A	56,732,998
3,735,000	Puerto Rico Electric Power Authority, Series RR1	5.000		07/01/2021	07/01/2015	A	3,782,024
540,000	Puerto Rico Electric Power Authority, Series SS1	5.000		07/01/2020	07/01/2015	A	549,882
2,000,000	Puerto Rico Electric Power Authority, Series SS1	5.000		07/01/2021	07/01/2015	A	2,025,180
6,500,000	Puerto Rico Electric Power Authority, Series SS1	5.000		07/01/2022	07/01/2015	A	6,555,380
1,000,000	Puerto Rico Electric Power Authority, Series SS1	5.000		07/01/2023	07/01/2015	A	1,006,280
1,060,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250		07/01/2026	07/01/2020	A	1,069,137
3,820,000	Puerto Rico Government Devel. Bank[1]	5.000		12/01/2013	12/01/2013		3,898,883
4,600,000	Puerto Rico Highway & Transportation Authority[1]	2.861	[4]	07/01/2028	07/01/2028		3,636,070
1,095,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2018	07/01/2013	A	1,098,219
530,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2021	07/01/2013	A	535,093
675,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250		07/01/2019	07/01/2013	A	680,589
1,045,000	Puerto Rico Highway & Transportation Authority, Series N1	5.500		07/01/2021	07/01/2021		1,115,600
6,720,000	Puerto Rico Highway & Transportation Authority, Series Y1	6.250		07/01/2021	07/15/2020	B	8,040,883
75,000	Puerto Rico Industrial Devel. Company, Series B1	5.375		07/01/2016	04/28/2013	A	75,119
1,000,000	Puerto Rico Industrial Devel. Company, Series B1	5.375		07/01/2016	04/28/2013	A	1,004,130
8,440,000	Puerto Rico Infrastructure[1]	5.500		07/01/2020	07/01/2020		8,946,316
3,115,000	Puerto Rico Infrastructure[1]	5.500		07/01/2021	07/01/2021		3,272,806
4,670,000	Puerto Rico Infrastructure[1]	5.500		07/01/2022	07/01/2022		4,816,545
1,140,000	Puerto Rico Infrastructure[1]	5.500		07/01/2023	07/01/2023		1,165,456
1,000,000	Puerto Rico Infrastructure[1]	5.500		07/01/2027	07/01/2027		1,001,380

76	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

U.S. Possessions Continued
$13,090,000	Puerto Rico Infrastructure[1]	6.000%	12/15/2026	12/15/2021	A	$14,000,540
415,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600	10/01/2014	10/01/2014		425,653
2,945,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250	10/01/2024	10/01/2017	A	3,049,930
3,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2021	A	3,559,920
3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	06/01/2013	A	3,309,868
1,845,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	2,074,666
450,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2021	10/01/2021		497,799
160,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2014	07/01/2013	A	161,770
155,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2030	08/01/2015	A	155,584
2,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2019	04/28/2013	A	2,005,000
1,350,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2017	07/01/2017		1,427,301
760,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2027	10/17/2026	B	739,495
135,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2023	07/01/2016	A	136,470
4,990,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2022		5,249,131
3,590,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2027	07/01/2018	A	3,709,475
500,000	Puerto Rico Public Buildings Authority[1]	6.125	07/01/2023	07/01/2019	A	536,100
735,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2021	07/01/2021		804,531
5,345,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2022	07/01/2022		5,818,300
2,905,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2026	07/01/2019	A	3,122,817
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	07/01/2019	A	1,080,970
3,300,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2014	A	3,441,768
13,200,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	06/01/2014	A	14,073,972
37,400,000	Puerto Rico Public Finance Corp., Series A1	6.500	08/01/2028	08/01/2016	A	40,119,728
69,770,000	Puerto Rico Public Finance Corp., Series B1	5.500	08/01/2031	07/17/2029	B	68,971,134
10,675,000	Puerto Rico Public Finance Corp., Series B1	6.000	08/01/2024	08/01/2021	A	11,305,466
17,475,000	Puerto Rico Public Finance Corp., Series B1	6.000	08/01/2025	08/01/2021	A	18,410,087
5,035,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000	08/01/2024	08/01/2019	A	5,413,833

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	77

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

U.S. Possessions Continued
$ 8,210,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250%	08/01/2027	08/01/2019	A	$8,674,850
2,280,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2028	08/01/2019	A	2,429,659
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.625	08/01/2030	02/01/2015	A	11,302,830
690,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	02/01/2014	A	724,493
24,135,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	02/01/2014	A	25,141,430
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	08/01/2019	A	10,080,270
6,495,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000	08/01/2026	08/01/2021	A	6,815,658
35,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.500	08/01/2035	08/01/2020	A	39,789,400
1,000,000	University of Puerto Rico[1]	5.000	06/01/2020	06/01/2016	A	1,002,080
5,000,000	University of Puerto Rico[1]	5.000	06/01/2025	06/01/2025		4,834,950
2,535,000	University of Puerto Rico, Series P1	5.000	06/01/2023	06/01/2023		2,498,496
1,790,000	University of Puerto Rico, Series Q1	5.000	06/01/2022	06/01/2022		1,771,330
3,040,000	V.I. Water & Power Authority[1]	4.500	07/01/2028	07/01/2013	A	3,051,218
						720,550,211
Utah—0.1%
558,000	Eagle Mountain, UT Special Assessment	6.250	05/01/2013	05/01/2013		559,166
15,000	Intermountain, UT Power Agency	5.000	07/01/2013	04/28/2013	A	15,059
2,175,000	Intermountain, UT Power Agency[1]	5.250	07/01/2023	07/01/2013	A	2,203,384
490,000	UT HFA (Single Family Mtg.)[1]	6.125	01/01/2027	04/28/2013	A	491,029
5,000	UT University Campus Facilities System, Series A1	6.750	10/01/2014	04/28/2013	A	5,019
						3,273,657
Vermont—0.3%
1,000,000	Burlington, VT Airport, Series A	5.000	07/01/2023	07/01/2013	A	1,000,960
205,000	Burlington, VT COP	5.500	12/01/2016	04/28/2013	A	205,892
275,000	Burlington, VT GO	5.000	11/01/2013	11/01/2013		280,794
320,000	Burlington, VT GO	5.000	11/01/2014	11/01/2014		337,059
335,000	Burlington, VT GO	5.000	11/01/2015	11/01/2015		361,532
2,130,000	Burlington, VT GO	5.000	11/01/2027	11/01/2022	A	2,273,370
1,240,000	Burlington, VT GO	5.000	11/01/2032	11/01/2022	A	1,296,172
100,000	VT Educational & Health Buildings Financing Agency (CSAC/NWCSS/RMHS/WCMHS Obligated Group)[1]	5.375	02/15/2023	08/15/2013	A	101,453

78	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Vermont Continued
$ 1,830,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000%		10/01/2019	10/01/2019		$2,138,520
1,820,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000		10/01/2020	10/01/2020		2,147,727
2,020,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000		10/01/2021	10/01/2021		2,396,387
1,025,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000		10/01/2022	10/01/2022		1,211,632
1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000		10/01/2023	10/01/2022	A	1,173,420
750,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000		10/01/2024	10/01/2022	A	865,905
1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000		10/01/2025	10/01/2022	A	1,141,890
870,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000		10/01/2027	10/01/2022	A	979,272
							17,911,985
Virginia—0.5%
5,000,000	Halifax County, VA IDA (Old Dominion Electric Cooperative)[1]	5.625		06/01/2028	06/01/2013	A	5,086,400
1,980,000	Hampton, VA Redevel. & Hsg. Authority (Tidewater Seniors Apartments)[1]	5.450		01/01/2034	05/01/2013	A	2,054,290
5,850,000	Henrico County, VA IDA (Bon Secours Health Systems)[1]	0.355	[4]	08/23/2027	04/11/2013	A	4,993,817
20,000	Isle Wight County, VA IDA (International Paper Company)[1]	5.700		11/01/2027	11/01/2013	A	20,526
265,000	Norfolk, VA EDA, Series B	5.625		11/01/2015	11/16/2014	B	248,427
6,885,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)	5.000		08/01/2036	09/27/2027	B	7,228,562
25,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	4.200		04/01/2015	04/28/2013	A	25,055
7,200,000	VA Hsg. Devel. Authority, Series E1	6.375		01/01/2036	07/01/2018	A	8,189,568
1,672,000	Watkins Centre, VA Community Devel. Authority	5.400		03/01/2020	07/13/2017	B	1,637,005
							29,483,650

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	79

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Washington—2.8%
$ 2,575,000	Bellingham, WA Hsg. Authority (Cascade Meadows)[1]	5.200%	11/01/2027	04/28/2013	A	$2,585,197
925,000	Chelan County, WA Devel. Corp. (Alcoa)[1]	5.850	12/01/2031	04/28/2013	A	925,934
15,000,000	Chelan County, WA Public Utility District No. 1 (Chelan Hydro)[1]	6.050	07/01/2032	07/01/2013	A	15,358,500
85,000	Issaquah, WA GO1	5.250	12/01/2021	04/28/2013	A	85,338
16,720,000	King County, WA Hsg. Authority	5.250	07/01/2028	04/28/2013	A	17,123,454
10,000	King County, WA Hsg. Authority (Cascadian Apartments)[1]	6.800	07/01/2019	07/01/2013	A	10,083
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[1]	6.850	07/01/2024	07/01/2013	A	25,199
10,000	King County, WA Hsg. Authority (Fairwood Apartments)[1]	5.900	12/01/2015	06/01/2013	A	10,054
160,000	King County, WA Hsg. Authority (Fairwood Apartments)[1]	6.000	12/01/2025	06/01/2013	A	161,235
10,000	King County, WA Hsg. Authority (Rural Preservation)	5.750	01/01/2028	07/01/2013	A	9,999
115,000	Pierce County, WA Hsg. Authority	5.800	12/01/2023	06/01/2013	A	114,990
3,000,000	Port Longview, WA1	6.250	12/01/2018	04/25/2013	A	3,012,060
2,300,000	Port of Seattle, WA GO1	5.000	09/01/2025	09/01/2021	A	2,667,632
2,000,000	Port of Seattle, WA GO1	5.000	09/01/2026	09/01/2021	A	2,288,100
1,500,000	Port of Seattle, WA Revenue[1]	5.125	07/01/2023	07/01/2013	A	1,518,150
4,975,000	Seattle, WA Hsg. Authority (High Rise Rehab III)[1]	5.150	11/01/2027	11/01/2017	A	5,531,354
25,000	WA COP (Dept. of General Administration)[1]	5.500	10/01/2013	04/28/2013	A	25,110
20,000	WA COP (Dept. of General Administration)[1]	5.600	10/01/2015	04/28/2013	A	20,088
30,000	WA COP (Dept. of General Administration)[1]	5.600	10/01/2016	04/28/2013	A	30,132
75,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)[1]	5.000	12/01/2019	04/28/2013	A	75,134
500,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)[1]	5.375	12/01/2017	04/28/2013	A	501,225
50,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)	5.300	08/15/2014	04/28/2013	A	50,136
145,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)	5.400	08/15/2023	04/28/2013	A	145,184
5,000,000	WA Health Care Facilities Authority (Seattle Cancer Care Alliance)[1]	7.375	03/01/2038	03/01/2019	A	6,339,850
10,000,000	WA Health Care Facilities Authority (Swedish Health Services)	6.500	11/15/2027	11/15/2015	A	11,608,300

80	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Washington Continued
$70,270,000	WA Tobacco Settlement Authority (TASC)[1]	6.500%	06/01/2026	06/01/2013	A	$71,954,372
21,605,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	06/01/2013	A	22,062,810
						164,239,620
West Virginia—0.0%
125,000	Clarksburg, WV Water	5.250	09/01/2019	04/28/2013	A	126,751
100,000	WV Hospital Finance Authority (Charleston Area Medical Center)[1]	5.500	09/01/2028	09/01/2014	A	103,722
75,000	WV West Liberty State College, Series A1	6.000	06/01/2023	06/01/2013	A	75,585
						306,058
Wisconsin—1.7%
16,000,000	Marshfield, WI Electric[1]	5.500	12/01/2030	12/01/2020	A	18,633,920
20,000	Milwaukee County, WI Airport[1]	5.000	12/01/2016	04/28/2013	A	20,068
135,000	Milwaukee, WI Redevel. Authority (Milwaukee Science Education Consortium)[1]	5.625	08/01/2025	04/28/2013	A	135,039
25,000	Milwaukee, WI Redevel. Authority (Public Schools-Neighborhood Schools)[1]	4.750	08/01/2017	04/28/2013	A	25,091
5,270,000	WI H&EFA (AHC/AMG/AHCM Obligated Group)	6.400	04/15/2033	04/28/2013	A	5,282,806
12,650,000	WI H&EFA (AHC/AMG/AHCM Obligated Group)	6.500	04/15/2033	04/28/2013	A	12,680,866
150,000	WI H&EFA (Beloit College)	5.250	06/01/2025	06/01/2020	A	167,024
3,085,000	WI H&EFA (Beloit College)	5.750	06/01/2021	06/01/2015	A	3,278,954
1,000,000	WI H&EFA (Marshfield Clinic)[1]	5.000	02/15/2027	02/15/2022	A	1,116,280
11,545,000	WI H&EFA (Medical College of Wisconsin)[1]	5.500	12/01/2026	12/01/2015	A	12,112,552
100,000	WI H&EFA (Prohealth Care/Waukesha Memorial Hospital/Prohealth Care Obligated Group)[1]	6.375	02/15/2029	02/15/2019	A	116,746
1,000,000	WI H&EFA (Vernon Memorial Healthcare)[1]	5.100	03/01/2025	03/01/2015	A	1,034,380
4,895,000	WI H&EFA (WFS)[1]	5.125	08/15/2033	08/15/2013	A	4,954,915
5,025,000	WI H&EFA (WFS)[1]	5.250	08/15/2025	08/15/2013	A	5,102,837
9,715,000	WI H&EFA (WFS/WFMG Obligated Group)[1]	5.250	08/15/2025	08/15/2016	A	10,780,250
1,000,000	WI H&EFA (WFS/WFMG Obligated Group)[1]	5.250	08/15/2026	08/15/2016	A	1,106,190

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	81

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Wisconsin Continued
$ 540,000	WI H&EFA (WMA/MHCC/MVS Obligated Group)	5.600%	08/15/2023	08/15/2013	A	$546,097
900,000	WI Hsg. & EDA, Series B1	5.250	03/01/2029	09/01/2017	A	951,543
5,000	WI Hsg. & EDA, Series B1	5.300	11/01/2018	04/28/2013	A	5,011
960,000	WI Hsg. & EDA, Series B1	5.750	11/01/2025	05/01/2020	A	1,093,613
12,250,000	WI Public Finance Authority (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000	07/01/2022	03/27/2019	B	13,159,930
5,500,000	WI Public Finance Authority (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.250	07/01/2028	07/01/2022	A	5,947,590
						98,251,702
Wyoming—0.0%
2,000,000	Sweetwater County, WY Solid Waste (FMC Corp.)[1]	5.600	12/01/2035	12/01/2015	A	2,173,200
20,000	WY Community Devel. Authority[1]	5.000	12/01/2022	04/28/2013	A	20,036
						2,193,236
Total Municipal Bonds and Notes (Cost $5,679,426,856)						5,873,477,899

Corporate Bonds and Notes—0.0%
7,626	Delta Air Lines, Inc., Sr. Unsec. Nts.[7] (Cost $7,550)	8.000	12/01/2015			7,575

Shares
Common Stocks—0.0%
5,399	Resolute Forest Products[7,8] (Cost $ 58,903)					87,356
Total Investments, at Value (Cost $5,679,493,309)—100.2%						5,873,572,830
Liabilities in Excess of Other Assets—(0.2)						(9,649,645)
Net Assets—100.0%						$5,863,923,185

Footnotes to Statement of Investments

* March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

** Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

D. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

82	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Footnotes to Statement of Investments Continued

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Represents the current interest rate for a variable or increasing rate security.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,883,100 or 0.19% of the Fund’s net assets as of March 28, 2013.

7. Received as a result of a corporate action.

8. Non-income producing security.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Housing Corp.
AHA3HC	ARC/HDS Alamance #3 Housing Corp.
AHA4HC	ARC/HDS Alamance #4 Housing Corp.
AHA7HC	ARC/HDS Alamance #7 Housing Corp.
AHACHC	ARC/HDS Alamance County Housing Corp.
AHC	Aurora Health Center
AHCM	Aurora Health Care Metro
AHEHC	ARC/HDS Elon Housing Corp.
AMG	Aurora Medical Group
AUS	Allegheny United Hospital
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
ARC	Assoc of Retarded Citizens
ATDC	Advanced Technology Development Center
BCHCC	Bernalillo County Health Care Corp.
BMH	Bakersfield Memorial Hospital
CDA	Communities Devel. Authority
CFHA	Central Florida Health Alliance
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHC	Community Health & Home Care
CHSB	Community Hospital of San Bernardino
CHW	Catholic Healthcare West
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAC	Counseling Services Addison County
CSAHS	The Sisters of Charity of St. Augustine Health System

DDC	Dual Devel. Corp.
DHlth	Dignity Health
DKH	Day Kimball Hospital
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHC	Elmhurst Memorial Health Care
EMHS	Elmhurst Memorial Health System
EPA	Environmental Protection Agency
EPBH	Emma Pendelton Bradley Hospital
FHA	Federal Housing Agency/Authority
FRS	Family Rehabilitation Services (Hancock Manor)
GHS	Gaston Health Services
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GPM	Greenbriar Prime Management
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HNE	Healthnet of New England
HSC	Hospital for Special Care

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	83

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kuakini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
MBHS	Mississippi Baptist Health Systems
MBMC	Mississippi Baptist Medical Center
MCP	Medical College of Pennsylvania
MHCC	Masonic Health Care Center
MHF	Miriam Hospital Foundation
MTA	Metropolitan Transportation Authority
MVS	Masonic Village on the Square
NAC	Nanticoke Alternative Care
NMH	Nanticoke Memorial Hospital
NSU	Northeastern State University
NWCSS	Northwestern Counseling & Support Services
NY/NJ	New York/New Jersey
NYC	New York City
PHCF	Presbyterian Healthcare Foundation
PHSvcs	Presbyterian Healthcare Services
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
RIH	Rhode Island Hospital
RIHF	Rhode Island Hospital Foundation
RMHS	Rutland Mental Health Services
RUMC	Rush University Medical Center
Res Rec	Resource Recovery Facility
ROLs	Residual Option Longs

SANC	St. Anne’s Nursing Center
SCIC	Scottsdale Captive Insurance Company
SHC	Scottsdale Healthcare Corp.
SHH	Scottsdale Healthcare Hospitals
SHRC	Scottsdale Healthcare Realty Corp.
SJR	St. Joseph Residence
SJRNC	St. Johns Rehabilitation and Nursing Center
SLHOKC	St. Luke’s Hospital of Kansas City
SLHS	St. Luke’s Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
TMH	The Miriam Hospital
TYW	The YMCA of Wichita
UHHS	University Hospitals Health System
UMass	University of Massachusetts
V.I.	United States Virgin Islands
VC	VinFen Corp.
VCS	VinFen Clinical Services
VMNRC	Villa Marina Nursing & Rehabilitation Center
VOA	Volunteers of America
VTCMC	The Villages Tri-County Medical Center
WCMHS	Washington County Mental Health Services
WFMG	Wheaton Franciscan Medical Group
WFS	Wheaton Franciscan Services
WMA	Wisconsin Masonic Home
WPM	Westchester Prime Management

See accompanying Notes to Financial Statements.

84	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    March 28, 20131 (Unaudited)

Assets
Investments, at value (cost $5,679,493,309)—see accompanying statement of investments	$5,873,572,830
Cash	18,538,389
Receivables and other assets:
Interest	85,767,793
Shares of beneficial interest sold	20,068,271
Investments sold	11,184,888
Other	876,179
Total assets	6,010,008,350
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	66,330,000
Payable on borrowings (See Note 6)	40,900,000
Investments purchased (including $15,933,166 purchased on a when-issued or delayed delivery basis)	17,296,407
Shares of beneficial interest redeemed	17,011,496
Dividends	2,981,193
Distribution and service plan fees	1,102,708
Transfer and shareholder servicing agent fees	230,097
Trustees’ compensation	97,775
Shareholder communications	5,942
Interest expense on borrowings	962
Other	128,585
Total liabilities	146,085,165
Net Assets	$5,863,923,185
Composition of Net Assets
Par value of shares of beneficial interest	$389,236
Additional paid-in capital	5,792,946,291
Accumulated net investment income	2,654,978
Accumulated net realized loss on investments	(126,146,841)
Net unrealized appreciation on investments	194,079,521
Net Assets	$5,863,923,185

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	85

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,580,694,220 and 237,395,874 shares of beneficial interest outstanding)	$15.08
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$15.43
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $45,346,680 and 3,009,622 shares of beneficial interest outstanding)	$15.07
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,563,769,651 and 104,124,782 shares of beneficial interest outstanding)	$15.02
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $674,112,634 and 44,706,070 shares of beneficial interest outstanding)	$15.08

See accompanying Notes to Financial Statements.

86	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Six Months Ended March 28, 20131 (Unaudited)

Investment Income
Interest	$123,689,696

Expenses
Management fees	11,443,223
Distribution and service plan fees:
Class A	4,323,377
Class B	234,252
Class C	7,639,426
Transfer and shareholder servicing agent fees:
Class A	779,776
Class B	25,789
Class C	429,234
Class Y	151,102
Shareholder communications:
Class A	29,927
Class B	1,406
Class C	16,710
Class Y	3,281
Borrowing fees	425,176
Interest expense and fees on short-term floating rate notes issued (See Note 1)	380,520
Trustees’ compensation	53,113
Custodian fees and expenses	21,355
Interest expense on borrowings	6,457
Accounting service fees	6,000
Other	429,551
Total expenses	26,399,675
Net Investment Income	97,290,021
Realized and Unrealized Gain (Loss)
Net realized gain on investments	861,906
Net change in unrealized appreciation/depreciation on investments	(18,209,012)
Net Increase in Net Assets Resulting from Operations	$79,942,915

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	87

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]
Operations
Net investment income	$97,290,021	$179,316,391
Net realized gain	861,906	8,546,627
Net change in unrealized appreciation/depreciation	(18,209,012)	184,149,175
Net increase in net assets resulting from operations	79,942,915	372,012,193
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(63,638,327)	(125,132,919)
Class B	(670,528)	(1,679,983)
Class C	(22,310,536)	(46,130,618)
Class Y	(12,353,422)	(17,853,043)
	(98,972,813)	(190,796,563)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	310,497,603	778,927,953
Class B	(3,099,478)	6,546,772
Class C	112,088,148	390,833,787
Class Y	105,059,721	439,997,452
	524,545,994	1,616,305,964
Net Assets
Total increase	505,516,096	1,797,521,594
Beginning of period	5,358,407,089	3,560,885,495
End of period (including accumulated net investment income of $2,654,978 and $4,337,770, respectively)	$5,863,923,185	$5,358,407,089

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

88	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Six Months Ended March 28, 20131 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$79,942,915
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(704,626,065)
Proceeds from disposition of investment securities	385,231,265
Short-term investment securities, net	(309,544,088)
Premium amortization	22,709,745
Discount accretion	(2,016,405)
Net realized gain on investments	(861,906)
Net change in unrealized appreciation/depreciation on investments	18,209,012
Change in assets:
Decrease in receivable for securities sold	50,786,964
Increase in other assets	(409,998)
Increase in interest receivable	(5,840,406)
Change in liabilities:
Increase in other liabilities	128,508
Decrease in payable for securities purchased	(31,890,763)
Net cash used in operating activities	(498,181,222)
Cash Flows from Financing Activities
Proceeds from bank borrowings	276,700,000
Payments on bank borrowings	(245,900,000)
Payments on short-term floating rate notes issued	(25,895,000)
Proceeds from shares sold	1,226,699,983
Payments on shares redeemed	(763,582,586)
Cash distributions paid	(18,500,384)
Net cash provided by financing activities	449,522,013
Net decrease in cash	(48,659,209)
Cash, beginning balance	67,197,598
Cash, ending balance	$18,538,389
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $80,412,476.
Cash paid for interest on bank borrowings—$7,824.
Cash paid for interest on short-term floating rate notes issued—$380,520.

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	89

FINANCIAL HIGHLIGHTS

Class A	Six Month Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$15.13	$14.51	$14.68	$14.55	$14.11	$15.53
Income (loss) from investment operations:
Net investment income[2]	.27	.63	.71	.74	.76	.74
Net realized and unrealized gain (loss)	(.04)	.66	(.15)	.12	.38	(1.47)
Total from investment operations	.23	1.29	.56	.86	1.14	(.73)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.67)	(.73)	(.73)	(.70)	(.69)
Net asset value, end of period	$15.08	$15.13	$14.51	$14.68	$14.55	$14.11
Total Return, at Net Asset Value[3]	1.51%	9.08%	3.99%	6.10%	8.64%	(4.86)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,580,694	$3,281,705	$2,388,951	$2,261,442	$1,475,689	$1,252,931
Average net assets (in thousands)	$3,488,468	$2,776,061	$2,222,345	$1,764,368	$1,234,400	$1,259,577
Ratios to average net assets:[4]
Net investment income	3.60%	4.25%	4.94%	5.10%	5.60%	4.93%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.71%	0.72%	0.73%	0.73%	0.76%	0.75%
Interest and fees from borrowings	0.02%	0.04%	0.07%	0.09%	0.25%	0.18%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.04%	0.04%	0.15%	0.22%
Total expenses	0.74%	0.78%	0.84%	0.86%	1.16%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.78%	0.84%	0.83%	1.13%	1.14%
Portfolio turnover rate	8%	19%	21%	20%	28%	49%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

90	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Class B	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$15.11	$14.49	$14.67	$14.54	$14.10	$15.51
Income (loss) from investment operations:
Net investment income[2]	0.21	.51	.58	.62	.64	.62
Net realized and unrealized gain (loss)	(.03)	.66	(.15)	.12	.39	(1.46)
Total from investment operations	0.18	1.17	.43	.74	1.03	(.84)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.55)	(.61)	(.61)	(.59)	(.57)
Net asset value, end of period	$15.07	$15.11	$14.49	$14.67	$14.54	$14.10
Total Return, at Net Asset Value[3]	1.16%	8.20%	3.04%	5.21%	7.75%	(5.56)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,347	$48,567	$40,138	$45,125	$44,364	$58,024
Average net assets (in thousands)	$47,033	$45,414	$40,653	$42,185	$46,208	$67,746
Ratios to average net assets:[4]
Net investment income	2.79%	3.44%	4.08%	4.28%	4.78%	4.14%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.55%	1.58%	1.59%	1.59%	1.55%
Interest and fees from borrowings	0.02%	0.04%	0.07%	0.09%	0.25%	0.18%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.04%	0.04%	0.15%	0.22%
Total expenses	1.56%	1.61%	1.69%	1.72%	1.99%	1.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.56%	1.61%	1.69%	1.69%	1.96%	1.94%
Portfolio turnover rate	8%	19%	21%	20%	28%	49%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	91

FINANCIAL HIGHLIGHTS    Continued

Class C	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$15.06	$14.45	$14.63	$14.50	$14.06	$15.48
Income (loss) from investment operations:
Net investment income[2]	.21	.52	.59	.63	.65	.63
Net realized and unrealized gain (loss)	(.03)	.65	(.15)	.12	.39	(1.47)
Total from investment operations	.18	1.17	.44	.75	1.04	(.84)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.56)	(.62)	(.62)	(.60)	(.58)
Net asset value, end of period	$15.02	$15.06	$14.45	$14.63	$14.50	$14.06
Total Return, at Net Asset Value[3]	1.20%	8.22%	3.15%	5.33%	7.85%	(5.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,563,770	$1,456,703	$1,015,909	$961,560	$599,965	$510,713
Average net assets (in thousands)	$1,534,764	$1,225,855	$958,181	$760,222	$496,015	$529,924
Ratios to average net assets:[4]
Net investment income	2.84%	3.48%	4.17%	4.34%	4.84%	4.18%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.47%	1.49%	1.50%	1.49%	1.52%	1.51%
Interest and fees from borrowings	0.02%	0.04%	0.07%	0.09%	0.25%	0.18%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.04%	0.04%	0.15%	0.22%
Total expenses	1.50%	1.55%	1.61%	1.62%	1.92%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.55%	1.61%	1.59%	1.89%	1.90%
Portfolio turnover rate	8%	19%	21%	20%	28%	49%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

92	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Class Y	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$15.12	$14.50	$14.00
Income (loss) from investment operations:
Net investment income[3]	.29	.66	.47
Net realized and unrealized gain (loss)	(.03)	.67	.53
Total from investment operations	.26	1.33	1.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.71)	(.50)
Net asset value, end of period	$15.08	$15.12	$14.50
Total Return, at Net Asset Value[4]	1.70%	9.36%	7.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$674,112	$571,432	$115,887
Average net assets (in thousands)	$635,843	$380,240	$64,932
Ratios to average net assets:[5]
Net investment income	3.85%	4.45%	5.01%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.46%	0.46%	0.48%
Interest and fees from borrowings	0.02%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.02%	0.04%
Total expenses	0.49%	0.52%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.49%	0.52%	0.59%
Portfolio turnover rate	8%	19%	21%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	93

NOTES TO FINANCIAL STATEMENTS    March 28, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), formerly Oppenheimer Limited Term Municipal Fund is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income tax. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other

94	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	95

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal

96	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of March 28, 2013, the Fund’s maximum exposure under such agreements is estimated at $60,835,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At March 28, 2013,

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	97

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

municipal bond holdings with a value of $151,065,533 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $66,330,000 in short-term floating rate securities issued and outstanding at that date.

At March 28, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$25,000,000	CA Health Facilities Financing Authority[3]	9.274%	11/15/31	$35,855,000
16,485,000	Chicago, IL Board of Education ROLs[3]	8.384	12/1/24	20,845,777
17,500,000	Montgomery County, PA IDA ROLs[3]	9.304	8/1/30	20,891,500
1,865,000	RI Student Loan Authority[3]	9.653	12/1/23	1,880,610
2,785,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	9.194	12/1/38	3,437,581
1,350,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	12.508	6/1/39	1,825,065

				$84,735,533

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $66,330,000 or 1.10% of its total assets as of March 28, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the

98	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$15,933,166

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 28, 2013 is as follows:

Cost	$5,623,638
Market Value	$2,942,671
Market Value as a % of Net Assets	0.05%

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 28, 2012 capital loss carryforwards are included in the table below.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	99

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$70,040
2016	2,094,523
2017	32,902,442
2018	24,942,008
2019	9,284,227
No expiration	58,020,017

Total	$127,313,257

As of March 28, 2013, it is estimated that the capital loss carryforwards would be $69,293,240 expiring by 2019 and $57,158,111 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 28, 2013, it is estimated that the Fund will utilize $861,906 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,612,023,481[1]

Gross unrealized appreciation	$220,833,564
Gross unrealized depreciation	(26,920,575)

Net unrealized appreciation	$193,912,989

1. The Federal tax cost of securities does not include cost of $67,636,360, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the

100	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	101

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

102	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$72,249,441	$—	$72,249,441
Alaska	—	9,078,660	—	9,078,660
Arizona	—	119,735,050	—	119,735,050
Arkansas	—	478,069	—	478,069
California	—	940,830,897	—	940,830,897
Colorado	—	89,850,930	—	89,850,930
Connecticut	—	2,274,596	—	2,274,596
Delaware	—	87,048	—	87,048
District of Columbia	—	92,935,136	—	92,935,136
Florida	—	371,768,106	—	371,768,106
Georgia	—	68,147,581	—	68,147,581

104	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes Continued
Hawaii	$—	$23,124,320	$—	$23,124,320
Idaho	—	3,015,482	—	3,015,482
Illinois	—	654,792,333	—	654,792,333
Indiana	—	83,968,561	—	83,968,561
Kansas	—	21,417,990	—	21,417,990
Kentucky	—	9,091,934	—	9,091,934
Louisiana	—	203,894,570	—	203,894,570
Maine	—	3,515,039	—	3,515,039
Maryland	—	7,319,787	—	7,319,787
Massachusetts	—	63,963,108	30,995	63,994,103
Michigan	—	400,773,522	—	400,773,522
Minnesota	—	1,890,682	—	1,890,682
Mississippi	—	39,386,232	—	39,386,232
Missouri	—	50,223,916	—	50,223,916
Montana	—	336,848	—	336,848
Multi States	—	38,218,119	—	38,218,119
Nebraska	—	28,578,249	—	28,578,249
Nevada	—	42,471,443	—	42,471,443
New Hampshire	—	18,402,309	—	18,402,309
New Jersey	—	98,636,232	—	98,636,232
New Mexico	—	402,262	—	402,262
New York	—	159,714,548	—	159,714,548
North Carolina	—	49,691,892	—	49,691,892
North Dakota	—	152,751	—	152,751
Ohio	—	216,643,776	—	216,643,776
Oklahoma	—	78,510,755	—	78,510,755
Oregon	—	5,753,096	—	5,753,096
Pennsylvania	—	225,274,482	—	225,274,482
Rhode Island	—	111,337,603	—	111,337,603
South Carolina	—	22,207,705	—	22,207,705
South Dakota	—	328,992	—	328,992
Tennessee	—	59,448,407	—	59,448,407
Texas	—	347,314,326	—	347,314,326
U.S. Possessions	—	720,550,211	—	720,550,211
Utah	—	3,273,657	—	3,273,657
Vermont	—	17,911,985	—	17,911,985
Virginia	—	29,483,650	—	29,483,650
Washington	—	164,239,620	—	164,239,620
West Virginia	—	306,058	—	306,058
Wisconsin	—	98,251,702	—	98,251,702
Wyoming	—	2,193,236	—	2,193,236
Corporate Bonds and Notes	—	7,575	—	7,575
Common Stocks	87,356	—	—	87,356

Total Assets	$87,356	$5,873,454,479	$30,995	$5,873,572,830

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	105

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 28, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	46,807,205	$709,942,772	97,368,621	$1,445,767,241
Dividends and/or distributions reinvested	3,558,550	53,925,010	6,925,174	102,959,108
Redeemed	(29,921,783)	(453,370,179)	(52,034,539)	(769,798,396)

Net increase	20,443,972	$310,497,603	52,259,256	$778,927,953

Class B
Sold	127,550	$1,929,805	997,055	$14,727,456
Dividends and/or distributions reinvested	39,528	598,605	98,335	1,459,904
Redeemed	(371,560)	(5,627,888)	(651,086)	(9,640,588)

Net increase (decrease)	(204,482)	$(3,099,478)	444,304	$6,546,772

Class C
Sold	15,615,707	$235,832,376	35,903,569	$531,381,328
Dividends and/or distributions reinvested	1,149,918	17,355,319	2,349,478	34,789,586
Redeemed	(9,351,230)	(141,099,547)	(11,861,094)	(175,337,127)

Net increase	7,414,395	$112,088,148	26,391,953	$390,833,787

Class Y
Sold	17,747,248	$268,989,914	38,010,836	$562,348,600
Dividends and/or distributions reinvested	563,209	8,533,542	736,323	10,981,074
Redeemed	(11,393,014)	(172,463,735)	(8,948,789)	(133,332,222)

Net increase	6,917,443	$105,059,721	29,798,370	$439,997,452

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$704,626,065	$385,231,265

106	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.390

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred. The fee arrangement associated with these services was terminated effective April 1, 2013.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	107

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$25,090,873

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 28, 2013	$417,664	$118,311	$22,699	$156,768

Waivers and Reimbursements of Expenses. The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of

108	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1596% as of March 28, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	109

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Borrowings Continued

interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended March 28, 2013 equal 0.01% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 28, 2013, the Fund had borrowings outstanding at an interest rate of 0.1596%. Details of the borrowings for the six months ended March 28, 2013 are as follows:

Average Daily Loan Balance	$6,786,264
Average Daily Interest Rate	0.186%
Fees Paid	$515,585
Interest Paid	$7,824

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended March 28, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds

110	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended March 28, 2013.

Details of the reverse repurchase agreements for the year ended March 28, 2013 are as follows:

Fees Paid	$82,653

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	111

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

8. Pending Litigation Continued

from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

112	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	113

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

114	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND	115

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

116	OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

OppenheimerFunds are distributed by OppenheimerFunds Distributor, Inc.

RS0860.001.0313 May 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 5/8/2013